                                   FORM 8-K
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of l934

Date of Report (Date of earliest event reported)     September 15, 1999
                                                --------------------------------

--------------------------------------------------------------------------------

         FCC National Bank on Behalf of First Chicago Master Trust II
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charters)


  United States of America               0-16337                 51-0269396
--------------------------------------------------------------------------------
(State or other jurisdiction           (Commission              (IRS Employer
     of incorporation)                File Numbers)          Identification No.)


One Gateway Center, 300 King Street, Wilmington, Delaware            19801
--------------------------------------------------------------------------------
         (Address of principal executive office)                  (Zip Code)


Registrant's telephone number, including area code:   302-656-5020

                                   1 of 106
                            Exhibit Index on Page 5

Item 5.   Other Events.
------

     The Registrant's hereby incorporates by reference the information contained in Exhibit 28 hereto in response to this Item 5.


Item 7.   Financial Statements and Exhibits.
-------

(c) Exhibits
       28A.  Monthly Servicer's Certificate -
             Floating Rate Asset Backed
             Certificates Series 1994-J, Floating Rate
             Credit Card Certificates Series 1994-K, 7.15%
             Credit Card Certificates Series 1994-L, Floating Rate
             Credit Card Certificates Series 1995-M, Floating Rate
             Credit Card Certificates Series 1995-N, Floating Rate
             Credit Card Certificates Series 1995-O, Floating Rate
             Credit Card Certificates Series 1995-P, Floating
             Rate Asset Backed Certificates Series 1996-Q, Floating
             Rate Asset Backed Certificates Series 1996-R,
             Floating Rate Asset Backed Certificates Series 1996-S, Floating Rate Asset Backed Certificates Series 1997-T, Floating Rate Asset Backed Certificates Series 1997-U, Floating Rate Asset Backed Certificates Series 1998-V, Floating Rate Asset Backed Certificates Series 1999-W, Floating Rate Asset Backed Certificates Series 1999-X, and Floating Rate Asset Backed Certificates Series 1999-Y
       28B.  Certificateholder's Payment Date Statement -
             First Chicago Master Trust II Floating Rate Asset
             Backed Certificates Series 1994-J.

                                   2 of 106

       28C.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1994-K.

       28D.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II 7.15% Credit Card
             Certificates Series 1994-L.

       28E.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1995-M.

       28F.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1995-N.

       28G.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1995-O.

       28H.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1995-P.

       28I.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1996-Q.

       28J. Certificateholder's Payment Date Statement-First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1996-R.

       28K. Certificateholder's Payment Date Statement-First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1996-S.

       28L. Certificateholder's Payment Date Statement-First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1997-T.

       28M. Certificateholder's Payment Date Statement-First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1997-U.

       28N. Certificateholder's Payment Date Statement-First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1998-V.

       28O. Certificateholder's Payment Date Statement-First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1999-W.

       28P. Certificateholder's Payment Date Statement-First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1999-X.

       28Q. Certificateholder's Payment Date Statement-First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1999-Y (Due Period Ending: July 1999).

       28R. Certificateholder's Payment Date Statement-First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1999-Y (Due Period Ending: August 1999).

                                   3 of 106

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               FCC NATIONAL BANK
                               ----------------------------------


Date: September 15, 1999     By  /s/  Sharon A. Renchof
                               --------------------------------
                               Title: Assistant Secretary

                                   4 of 106

                               INDEX TO EXHIBITS


Exhibit                 Description of
Number                      Exhibit
-------                 --------------
  28A.          Monthly Servicer's Certificate -
                  Floating Rate Asset Backed
                  Certificates Series 1994-J, Floating Rate
                  Credit Card Certificates Series 1994-K, 7.15%
                  Credit Card Certificates Series 1994-L,
                  Floating Rate Credit Card Certificates Series
                  1995-M, Floating Rate Credit Card
                  Certificates Series 1995-N, Floating Rate
                  Credit Card Certificates Series 1995-O,
                  Floating Rate Credit Card Certificates
                  Series 1995-P, Floating Rate Asset
                  Backed Certificates Series 1996-Q, Floating
                  Rate Asset Backed Certificates Series
                  1996-R, Floating Rate Asset Backed
                  Certificates Series 1996-S,
                  Floating Rate Asset Backed Certificates Series 1997-T, Floating Rate Asset Backed Certificates Series 1997-U, Floating Rate Asset Backed Certificates Series 1998-V, Floating Rate Asset Backed Certificates Series 1999-W, Floating Rate Asset Backed Certificates Series 1999-X and Floating Rate Asset Backed Certificates Series 1999-Y.

                                   5 of 106

  28B.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Asset Backed
           Certificates Series 1994-J.

  28C.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Credit Card
           Certificates Series 1994-K.

  28D.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II 7.15% Credit Card
           Certificates Series 1994-L.

  28E.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Credit Card
           Certificates Series 1995-M.

  28F.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Credit Card
           Certificates Series 1995-N.

  28G.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Credit Card
           Certificates Series 1995-O.

  28H.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Credit Card
           Certificates Series 1995-P.

  28I.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Asset Backed
           Certificates Series 1996-Q.

  28J.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Asset Backed
           Certificates Series 1996-R.

  28K.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Asset Backed
           Certificates Series 1996-S.

  28L.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Asset Backed
           Certificates Series 1997-T.

  28M.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Asset Backed
           Certificates Series 1997-U.

  28N.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Asset Backed
           Certificates Series 1998-V.

  28O.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Asset Backed
           Certificates Series 1999-W.

  28P.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Asset Backed
           Certificates Series 1999-X.

  28Q.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Asset Backed
           Certificates Series 1999-Y. (Due Period Ending: July 1999).

  28R.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Asset Backed
           Certificates Series 1999-Y. (Due Period Ending: August 1999).

                                   6 of 106

                                                                     EXHIBIT 28A

                        MONTHLY SERVICER'S CERTIFICATE

                               FCC National Bank

--------------------------------------------------------------------------------
                         First Chicago Master Trust II
                               September 7, 1999
--------------------------------------------------------------------------------


The undersigned, duly authorized representatives of FCC National Bank ("FCCNB"), as Servicer pursuant to the Pooling and Servicing Agreement dated as of June 1, 1990, as amended and supplemented, (the "Pooling and Servicing Agreement") by and between FCCNB, as Seller and Servicer and Norwest Bank Minnesota, National Association, as Trustee, does hereby certify as follows:

  1. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

  2. FCCNB is as of the date hereof the Seller and the Servicer under the Pooling and Servicing Agreement.

  3.  The undersigned are Servicing Officers.

  4.  The aggregate amount of Collections processed for the
      Due Period for this Distribution Date was equal
      to....................................................  $4,686,686,911.83

  5.  (a) The aggregate amount of such Collections allocated to Principal Receivables for the Due Period for this
      Distribution Date was equal to........................  $4,452,761,508.65


      (b) The aggregate amount of such Collections allocated
      to Finance Charge Receivables for the Due Period for
      this Distribution Date was equal to...................    $233,925,403.18

  6.  (a)  The aggregate Interchange Amount (which will be
      included as Finance Charge Receivables for all Series)
      for this Distribution Date was equal to...............     $61,808,207.74

      (b)  The aggregate Net Recoveries Amount (which will
      be included as Finance Charge Receivables for all
      Series) for this Distribution Date was equal to ......      $4,339,752.95

  7.  The Invested Pecentage of Collections allocated to
      Principal Receivables for the Due Period was equal to for:

          Series 1994 - J  .................................       3.135%
          Series 1994 - K  .................................       3.135%
          Series 1994 - L  .................................       3.135%
          Series 1995 - M  .................................       3.583%
          Series 1995 - N  .................................       3.583%
          Series 1995 - O  .................................       3.583%
          Series 1995 - P  .................................       3.583%
          Series 1996 - Q  .................................       6.449%
          Series 1996 - R  .................................       2.866%
          Series 1996 - S  .................................       5.016%
          Series 1997 - T  .................................       4.300%
          Series 1997 - U  .................................       2.866%
          Series 1998 - V  .................................       7.166%
          Series 1999 - W  .................................       5.374%
          Series 1999 - X  .................................       5.374%
          Series 1999 - Y  .................................       3.941%


                                    7 of 106

  8. The Invested Percentage of Collections allocated to Finance Charge Receivables for the Due Period was equal to for:

          Series 1994 - J  ................................        0.784%
          Series 1994 - K  ................................        1.568%
          Series 1994 - L  ................................        1.568%
          Series 1995 - M  ................................        3.583%
          Series 1995 - N  ................................        0.563%
          Series 1995 - O  ................................        3.583%
          Series 1995 - P  ................................        3.583%
          Series 1996 - Q  ................................        6.449%
          Series 1996 - R  ................................        2.141%
          Series 1996 - S  ................................        5.016%
          Series 1997 - T  ................................        4.300%
          Series 1997 - U  ................................        2.866%
          Series 1998 - V  ................................        7.166%
          Series 1999 - W  ................................        5.374%
          Series 1999 - X  ................................        5.374%
          Series 1999 - Y  ................................        3.941%

  9. The Invested Percentage with respect to the Investor Default Amount for the Due Period was equal to for:

          Series 1994 - J  .................................       0.784%
          Series 1994 - K  .................................       1.568%
          Series 1994 - L  .................................       1.568%
          Series 1995 - M  .................................       3.583%
          Series 1995 - N  .................................       0.563%
          Series 1995 - O  .................................       3.583%
          Series 1995 - P  .................................       3.583%
          Series 1996 - Q  .................................       6.449%
          Series 1996 - R  .................................       2.141%
          Series 1996 - S  .................................       5.016%
          Series 1997 - T  .................................       4.300%
          Series 1997 - U  .................................       2.866%
          Series 1998 - V  .................................       7.166%
          Series 1999 - W  .................................       5.374%
          Series 1999 - X  .................................       5.374%
          Series 1999 - Y  .................................       3.941%

  10. The aggregate amount of drawings or payments, if any, under the Enhancement, if any, required to be made on the next succeeding Distribution Date is equal to for:

          Series 1994 - J  .................................       $0.00
          Series 1994 - K  .................................       $0.00
          Series 1994 - L  .................................       $0.00
          Series 1995 - M  .................................       $0.00
          Series 1995 - N  .................................       $0.00
          Series 1995 - O  .................................       $0.00
          Series 1995 - P  .................................       $0.00
          Series 1996 - Q  .................................       $0.00
          Series 1996 - R  .................................       $0.00
          Series 1996 - S  .................................       $0.00
          Series 1997 - T  .................................       $0.00
          Series 1997 - U  .................................       $0.00
          Series 1998 - V  .................................       $0.00
          Series 1999 - W  .................................       $0.00
          Series 1999 - X  .................................       $0.00
          Series 1999 - Y  .................................       $0.00

                                   8 of 106

  11. The amount of interest due on the Cash Collateral Account loan, if applicable, required to be paid on the next Distribution Date is equal to for:


          Series 1994 - J  .................................      $2,437.78
          Series 1994 - K  .................................     $12,258.59
          Series 1994 - L  .................................      $6,986.50
          Series 1995 - M  .................................          $0.00
          Series 1995 - N  .................................          $0.00
          Series 1995 - O  .................................          $0.00
          Series 1995 - P  .................................          $0.00
          Series 1996 - Q  .................................          $0.00
          Series 1996 - R  .................................          $0.00
          Series 1996 - S  .................................          $0.00
          Series 1997 - T  .................................          $0.00
          Series 1997 - U  .................................          $0.00
          Series 1998 - V  .................................          $0.00
          Series 1999 - W  .................................          $0.00
          Series 1999 - X  .................................          $0.00
          Series 1999 - Y  .................................          $0.00

  12. The amount of Monthly Servicing Fee required to be paid on the next succeeding Distribution Date is equal to for:

          Series 1994 - J  .................................    $208,333.33
          Series 1994 - K  .................................    $416,666.67
          Series 1994 - L  .................................    $416,666.67
          Series 1995 - M  .................................    $952,380.95
          Series 1995 - N  .................................    $149,555.01
          Series 1995 - O  .................................    $952,380.95
          Series 1995 - P  .................................    $952,380.95
          Series 1996 - Q  .................................  $1,714,285.71
          Series 1996 - R  .................................    $569,226.53
          Series 1996 - S  .................................  $1,333,333.34
          Series 1997 - T  .................................  $1,142,857.14
          Series 1997 - U  .................................    $761,904.77
          Series 1998 - V  .................................  $1,904,761.90
          Series 1999 - W  .................................  $1,428,571.43
          Series 1999 - X  .................................  $1,428,571.43
          Series 1999 - Y  .................................    $733,333.34(*)

  13. The aggregate amount payable to Investor Certificateholders on the succeeding Distribution Date in respect of interest is equal to for:

          Series 1994 - J  .................................    $569,791.67
          Series 1994 - K  .................................  $1,132,812.50
          Series 1994 - L  .................................  $1,489,583.33
          Series 1995 - M  .................................  $2,633,928.57
          Series 1995 - N  .................................    $407,094.99
          Series 1995 - O  .................................  $2,636,011.89
          Series 1995 - P  .................................  $2,609,226.19
          Series 1996 - Q  .................................  $4,653,750.00
          Series 1996 - R  .................................  $1,530,624.29
          Series 1996 - S  .................................  $3,630,795.33
          Series 1997 - T  .................................  $3,076,671.43
          Series 1997 - U  .................................  $2,068,333.33
          Series 1998 - V  .................................  $5,361,706.25
          Series 1999 - W  .................................  $3,927,460.23
          Series 1999 - X  .................................  $3,949,556.25
          Series 1999 - Y  .................................  $3,466,571.43(*)

* Includes amounts from August 10, 1999 Closing Date to September 15, 1999 Distribution Date.
                                   9 of 106

  14. The aggregate amount payable to Investor Certificateholders on the succeeding Distribution Date in respect of principal is equal to for:

          Series 1994 - J  .................................     $41,666,666.67
          Series 1994 - K  .................................     $41,666,666.67
          Series 1994 - L  .................................     $41,666,666.67
          Series 1995 - M  .................................              $0.00
          Series 1995 - N  .................................     $48,066,338.67
          Series 1995 - O  .................................              $0.00
          Series 1995 - P  .................................              $0.00
          Series 1996 - Q  .................................              $0.00
          Series 1996 - R  .................................     $38,535,646.33
          Series 1996 - S  .................................              $0.00
          Series 1997 - T  .................................              $0.00
          Series 1997 - U  .................................              $0.00
          Series 1998 - V  .................................              $0.00
          Series 1999 - W  .................................              $0.00
          Series 1999 - X  .................................              $0.00
          Series 1999 - Y  .................................              $0.00

  15. The excess, if any, of the First Chicago Amount over
      the Aggregate Principal Receivables required to be
      maintained pursuant to the Agreement .................   $5,248,633,980.51

  16. The First Chicago Amount for the Due Period divided
      by Aggregate Principal Receivables for the Due
      Period................................................             42.141%

  17. The Minimum First Chicago Interest Percentage.........              7.000%

  18. Attached hereto is a true and correct copy of the statement required to be delivered by the Servicer on the date of this Certificate to the Trustee in respect of each Series outstanding pursuant to
      Section 5.02(a) of the Agreement, if applicable.

  19. As of the date hereof, to the best knowledge of the
      undersigned, no default in the performance of the
      obligation of the Servicer under the Pooling and
      Servicing Agreement has occurred or is continuing
      except as follows:                                                    NONE


  20. As of the date hereof no Liquidation Event has been deemed to have occurred for the Due Period for this Distribution Date with respect to any Series.

  21. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than the Lien granted by the Pooling and Servicing Agreement.

  22. During the preceding calendar month, the number of
      newly - originated Accounts was.......................              33,687

      IN WITNESS WHEREOF, the undersigned have duly executed and delivered this certificate the date first set forth above.


                                    FCC National Bank
                                       as Servicer


                            By: /s/ James A. Harwood
                               ---------------------------------
                                   Servicing Officer


                            By: /s/ Sal Reyes
                               ---------------------------------
                                   Servicing Officer

                                   10 of 106

                                                                     EXHIBIT 28B

                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT

                               FCC NATIONAL BANK


                    _____________________________________

                         FIRST CHICAGO MASTER TRUST II
                                Series 1994 - J
                               September 7, 1999

                    _____________________________________

     Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1994 - J Supplement dated as of May 01, 1994 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the September 15, 1999 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


A.   Information Regarding the Current Distribution
     ----------------------------------------------
     (Stated on the Basis of $1,000 Original Principal Amount).
     ----------------------------------------------------------

     1.   The total amount of the distribution to
          Series 1994 - J Certificateholders on the
          Payment Date per $1,000 interest....................       $ 84.473


     2.   The amount of the distribution set forth
          in paragraph 1 above in respect of
          principal on the Series 1994 - J Certificates,
          per $1,000 interest.................................       $ 83.333


     3.   The amount of the distribution set forth in
          paragraph 1 above in respect of interest on
          the Series 1994 - J Certificates, per $1,000
          interest............................................       $  1.140

                                   11 of 106

B.   Information Regarding the Performance of the Trust.
     ---------------------------------------------------

     1.  Collections of Receivables.
         ---------------------------

     a.  The aggregate amount of Collections
         of Receivables processed for the Due
         Period with respect to the current
         Distribution Date which were allocated
         in respect of the Investor Certificates
         of all Series.....................................  $   870,165,014.43

     b.  The aggregate amount of Collections
         of Receivables processed for the Due
         Period with respect to the current
         Distribution Date which were allocated
         in respect of the Series 1994 - J
         Certificates......................................  $   141,818,621.23

     c.  The amount of Collections of Receivables
         processed for the Due Period with respect
         to the current Distribution Date which
         were allocated in respect of the Series
         1994 - J Certificates, per $1,000 interest........  $          283.637

     d.  Excess Finance Charge Collections allocated
         in respect of the Series 1994 - J Certificates,
         if any............................................  $             0.00

     e.  Excess Principal Collections allocated in
         respect of the Series 1994 - J Certificates,
         if any............................................  $             0.00


     2.  Receivables in Trust.
         ---------------------

     a.  Aggregate Principal Receivables for the
         Due Period with respect to the current
         Distribution Date (which reflects the
         Principal Receivables represented by the
         Exchangeable Seller's Certificate and by
         the Investor Certificates of all Series)..........  $15,948,633,985.51

     b.  The amount of Principal Receivables in
         the Trust represented by the Series 1994 - J
         Certificates (the "Invested Amount") for
         the Due Period with respect to the current
         Distribution Date.................................  $   124,999,999.97

     c.  The Invested Percentage with respect to
         Finance Charge Receivables (including
         Interchange) and Defaulted Receivables for
         the Series 1994 - J  Certificates for the Due
         Period with respect to the current
         Distribution Date.................................               0.784%

     d.  The Invested Percentage with respect to
         Principal Receivables for the Series 1994 - J
         Certificates for the Due Period with respect
         to the current Distribution Date..................               3.135%

                                   12 of 106

     3.   Delinquent Balances.
          --------------------

          The aggregate amount of outstanding
          balances in the Accounts which were 30
          or more days delinquent as of the end of
          the Due Period for the current Distribution
          Date..............................................  $ 858,693,841.20

     4.   Investor Default Amount.
          ------------------------

          The aggregate amount of all Defaulted
          Receivables written off as uncollectible during the Due Period with respect to the current Distribution Date allocable to the Series 1994 - J
          Certificates (the "Investor Default Amount").

     a.   Investor Default Amount...........................  $     638,714.18

     b.   Recoveries........................................  $      34,013.52

     c.   Net Default Receivables...........................  $     604,700.66

     5.   Investor Charge-offs.
          ---------------------

     a.   The amount of the Investor Charge-Offs
          per $1,000 interest after reimbursement
          of any such Investor Charge-Offs for the
          Due Period with respect to the current
          Distribution Date.................................  $           0.00

     b.   The amount attributable to Investor Charge-Offs,
          if any, by which the principal balance of
          the Series 1994 - J Certificates exceeds
          the Invested Amount as of the end of the
          day on the Record Date with respect
          to the current Distribution Date..................  $           0.00

     6.   Monthly Servicing Fee.
          ----------------------

     a.   The amount of the Monthly Servicing Fee
          payable from Available Funds by the
          Trust to the Servicer with respect to
          the current Distribution Date.....................  $      78,125.00

     b.   The amount of the Interchange Monthly
          Servicing Fee payable to the Servicer
          with respect to the current Distribution
          Date..............................................  $     130,208.33

     7.   Available Cash Collateral Amount.
          ---------------------------------

     a.   The amount, if any, withdrawn
          from the Cash Collateral Account
          for the current Distribution Date
          (the "Withdrawal Amount").........................  $           0.00

                                   13 of 106

     b.   The amount available to be withdrawn from
          the Cash Collateral Account (the "Available
          Cash Collateral Amount") as of the end
          of the day on the current Distribution
          Date, after giving effect to all
          withdrawals, deposits and payments to be
          made in respect of the preceding Due
          Period...........................................  $    16,250,000.00

     c.   The Available Cash Collateral Amount
          as computed in 7.b. as a percentage of the
          Invested Amount of the Series 1994 - J
          Certificates as of such Due Period...............              13.000%


C.   The Pool Factor.
     ----------------

          The Pool Factor (which represents the ratio
          of the Invested Amount on the last  day
          of the month ending on the Record Date
          adjusted for Investor Charge-Offs set forth
          in B.5.a. above and for the distributions
          of principal set forth in A.2 above to the
          Initial Invested Amount).  The amount of a
          Certificateholder's pro rata share of the
          Invested Amount can be determined by multi-
          plying the original denomination of the
          holder's Certificate  by the Pool Factor.........         16.66666666%

D.   Deficit Controlled Amortization Amount.
     ---------------------------------------

     1.   The Deficit Controlled Amortization Amount
          for the preceding Due Period.....................  $             0.00


                            FCC National Bank,
                            Servicer



                            By /s/ James A. Harwood
                               -----------------------------------
                            Title:  Vice President

                                   14 of 106

                                                                     EXHIBIT 28C


                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT

                               FCC NATIONAL BANK

               ________________________________________________

                         FIRST CHICAGO MASTER TRUST II
                                Series 1994 - K
                               September 7, 1999

               ________________________________________________


          Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1994 - K Supplement dated as of August 01, 1994 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the September 15, 1999 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


   A.  Information Regarding the Current Distribution
       ----------------------------------------------
       (Stated on the Basis of $1,000 Original Principal Amount).
       ---------------------------------------------------------

       1.  The total amount of the distribution to
           Series 1994 - K Certificateholders on the
           Payment Date per $1,000 interest.......................    $  85.599


       2.  The amount of the distribution set forth
           in paragraph 1 above in respect of
           principal on the Series 1994 - K Certificates,
           per $1,000 interest....................................    $  83.333


       3.  The amount of the distribution set forth in
           paragraph 1 above in respect of interest on
           the Series 1994 - K Certificates, per $1,000
           interest...............................................    $   2.266

                                   15 of 106

   B.  Information Regarding the Performance of the Trust.
       --------------------------------------------------

       1.  Collections of Receivables.
           --------------------------

       a.  The aggregate amount of Collections of
           Receivables processed for the Due Period
           with respect to the current Distribution
           Date which were allocated in respect of
           the Investor Certificates of all Series.......... $   870,165,014.43

       b.  The aggregate amount of Collections of
           Receivables processed for the Due Period
           with respect to the current Distribution
           Date which were allocated in respect of
           the Series 1994 - K Certificates................. $   144,040,286.45

       c.  The amount of Collections of Receivables
           processed for the Due Period with respect
           to the current Distribution Date which were
           allocated in respect of the Series 1994 - K
           Certificate, per $1,000 interest................. $          288.081

       d.  Excess Finance Charge Collections allocated
           in respect of the Series 1994 - K Certificates,
           if any........................................... $             0.00

       e.  Excess Principal Collections allocated in
           respect of the Series 1994 - K Certificates,
           if any........................................... $             0.00

       2.  Receivables in Trust
           --------------------

       a.  Aggregate Principal Receivables for the
           Due Period with respect to the current
           Distribution Date (which reflects the
           Principal Receivables represented by the
           Exchangeable Seller's Certificate and by
           the Investor Certificates of all Series)......... $15,948,633,985.51

       b.  The amount of Principal Receivables in
           the Trust represented by the Series 1994 - K
           Certificates (the "Invested Amount") for
           the Due Period with respect to the current
           Distribution Date................................ $   249,999,999.98

       c.  The Invested Percentage with respect to
           Finance Charge Receivables (including
           Interchange) and Defaulted Receivables for
           the Series 1994 - K Certificates for the Due
           Period with respect to the current
           Distribution Date................................              1.568%

       d.  The Invested Percentage with respect to
           Principal Receivables for the Series 1994 - K
           Certificates for the Due Period with respect
           to the current Distribution Date.................              3.135%

                                   16 of 106

       3.  Delinquent Balances.
           -------------------

           The aggregate amount of outstanding
           balances in the Accounts which were 30
           or more days delinquent as of the end of
           the Due Period for the current Distribution
           Date............................................. $   858,693,841.20

       4.  Investor Default Amount.
           -----------------------

           The aggregate amount of all Defaulted
           Receivables written off as uncollectible during the Due Period with respect to the current Distribution Date allocable to the Series 1994 - K
           Certificates (the "Investor Default Amount").

       a.  Investor Default Amount.......................... $     1,277,428.38

       b.  Recoveries....................................... $        68,027.03

       c.  Net Default Receivables.......................... $     1,209,401.35

       5.  Investor Charge-offs.
           --------------------

       a.  The amount of the Investor Charge-Offs
           per $1,000 interest after reimbursement
           of any such Investor Charge-Offs for the
           Due Period with respect to the current
           Distribution Date................................ $             0.00

       b.  The amount attributable to Investor Charge-Offs,
           if any, by which the principal balance of
           the Series 1994 - K Certificates exceeds
           the Invested Amount as of the end of the
           day on the Record Date with respect
           to the current Distribution Date................. $             0.00

       6.  Monthly Servicing Fee.
           ---------------------

       a.  The amount of the Monthly Servicing Fee
           payable from Available Funds by the
           Trust to the Servicer with respect to
           the current Distribution Date.................... $       156,250.00

       b.  The amount of the Interchange Monthly
           Servicing Fee payable to the Servicer
           with respect to the current Distribution
           Date............................................. $       260,416.67

       7.  Available Cash Collateral Amount.
           --------------------------------

       a.  The amount, if any, withdrawn
           from the Cash Collateral Account
           for the current Distribution Date
           (the "Withdrawal Amount")........................ $             0.00

                                   17 of 106

       b.  The amount available to be withdrawn from
           the Cash Collateral Account (the "Available
           Cash Collateral Amount") as of the end
           of the day on the current Distribution
           Date, after giving effect to all
           withdrawals, deposits and payments to be
           made in respect of the preceding Due
           Period........................................... $    36,250,000.00

       c.  The Available Cash Collateral Amount
           as computed in 7.b. as a percentage of the
           Invested Amount of the Series 1994 - K
           Certificates as of such Due Period...............             14.500%


   C.  The Pool Factor.
       ---------------

           The Pool Factor (which represents the ratio
           of the Invested Amount on the last  day
           of the month ending on the Record Date
           adjusted for Investor Charge-Offs set forth
           in B.5.a. above and for the distributions
           of principal set forth in A.2 above to the
           Initial Invested Amount).  The amount of a
           Certificateholder's pro rata share of the
           Invested Amount can be determined by multi-
           plying the original denomination of the
           holder's Certificate by the Pool Factor..........        41.66666666%

   D.  Deficit Controlled Amortization Amount.
       --------------------------------------

       1.  The Deficit Controlled Amortization Amount
           for the preceding Due Period..................... $             0.00


                            FCC National Bank,
                            Servicer



                            By  /s/ James A. Harwood
                                --------------------

                            Title:  Vice President

                                   18 of 106

                                                                     EXHIBIT 28D

             CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT

                          FCC NATIONAL BANK

          ____________________________________________________

                   FIRST CHICAGO MASTER TRUST II
                          Series 1994 - L
                         September 7, 1999

          ____________________________________________________


     Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1994 - L Supplement dated as of August 01, 1994 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the September 15, 1999 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

A. Information Regarding the Current Distribution
   ----------------------------------------------
   (Stated on the Basis of $1,000 Original Principal Amount).
   ----------------------------------------------------------

   1. The total amount of the distribution to
      Series 1994 - L Certificateholders on the
      Payment Date per $1,000 interest....................              $86.313

   2. The amount of the distribution set forth
      in paragraph 1 above in respect of
      principal on the Series 1994 - L Certificates,
      per $1,000 interest.................................              $83.333

   3. The amount of the distribution set forth in
      paragraph 1 above in respect of interest on
      the Series 1994 - L Certificates, per $1,000
      interest............................................              $ 2.979

                                   19 of 106

B. Information Regarding the Performance of the Trust.
   ---------------------------------------------------

   1. Collections of Receivables.
      ---------------------------

   a. The aggregate amount of Collections of
      Receivables processed for the Due Period
      with respect to the current Distribution
      Date which were allocated in respect of
      the Investor Certificates of all Series.............   $   870,165,014.43

   b. The aggregate amount of Collections of
      Receivables processed for the Due Period
      with respect to the current Distribution
      Date which were allocated in respect of
      the Series 1994 - L Certificates....................   $   144,040,286.45

   c. The amount of Collections of Receivables
      processed for the Due Period with respect
      to the current Distribution Date which  were
      allocated in respect of the Series 1994 - L
      Certificates, per $1,000 interest...................   $          288.081

   d. Excess Finance Charge Collections allocated
      in respect of the Series 1994 - L Certificates,
      if any..............................................   $             0.00

   e. Excess Principal Collections allocated in
      respect of the Series 1994 - L Certificates,
      if any..............................................   $             0.00

   2. Receivables in Trust.
      ---------------------

   a. Aggregate Principal Receivables for the
      Due Period with respect to the current
      Distribution Date (which reflects the
      Principal Receivables represented by the
      Exchangeable Seller's Certificate and by
      the Investor Certificates of all Series)............   $15,948,633,985.51

   b. The amount of Principal Receivables in
      the Trust represented by the Series 1994 - L
      Certificates (the "Invested Amount") for
      the Due Period with respect to the current
      Distribution Date...................................   $   249,999,999.98

   c. The Invested Percentage with respect to
      Finance Charge Receivables (including
      Interchange) and Defaulted Receivables for
      the Series 1994 - L  Certificates for the Due
      Period with respect to the current
      Distribution Date...................................                1.568%

   d. The Invested Percentage with respect to
      Principal Receivables for the Series 1994 - L
      Certificates for the Due Period with respect
      to the current Distribution Date....................                3.135%

                                   20 of 106

   3. Delinquent Balances.
      --------------------

      The aggregate amount of outstanding
      balances in the Accounts which were 30
      or more days delinquent as of the end of
      the Due Period for the current Distribution
      Date................................................   $   858,693,841.20

   4. Investor Default Amount.
      ------------------------

      The aggregate amount of all Defaulted
      Receivables written off as uncollectible during the Due Period with respect to the current Distribution Date allocable to the Series 1994 - L
      Certificates (the "Investor Default Amount").

   a. Investor Default Amount.............................   $     1,277,428.38

   b. Recoveries..........................................   $        68,027.03

   c. Net Default Receivables.............................   $     1,209,401.35

   5. Investor Charge-offs.
      ---------------------

   a. The amount of the Investor Charge-Offs
      per $1,000 interest after reimbursement
      of any such Investor Charge-Offs for the
      Due Period with respect to the current
      Distribution Date...................................   $             0.00

   b. The amount attributable to Investor Charge-Offs,
      if any, by which the principal balance of
      the Series 1994 - L Certificates exceeds
      the Invested Amount as of the end of the
      day on the Record Date with respect
      to the current Distribution Date....................   $             0.00

   6. Monthly Servicing Fee.
      ----------------------

   a. The amount of the Monthly Servicing Fee
      payable from Available Funds by the
      Trust to the Servicer with respect to
      the current Distribution Date.......................   $       156,250.00

   b. The amount of the Interchange Monthly
      Servicing Fee payable to the Servicer
      with respect to the current Distribution
      Date................................................   $       260,416.67

   7. Available Cash Collateral Amount.
      ---------------------------------

   a. The amount, if any, withdrawn
      from the Cash Collateral Account
      for the current Distribution Date
      (the "Withdrawal Amount")...........................   $             0.00

                                   21 0f 106

   b. The amount available to be withdrawn from
      the Cash Collateral Account (the "Available
      Cash Collateral Amount") as of the end
      of the day on the current Distribution
      Date, after giving effect to all
      withdrawals, deposits and payments to be
      made in respect of the preceding Due
      Period..............................................   $    28,750,000.00

   c. The Available Cash Collateral Amount
      as computed in 7.b. as a percentage of the
      Invested Amount of the Series 1994 - L
      Certificates as of such Due Period..................               11.500%

C. The Pool Factor.
   ----------------

      The Pool Factor (which represents the ratio
      of the Invested Amount on the last  day
      of the month ending on the Record Date
      adjusted for Investor Charge-Offs set forth
      in B.5.a. above and for the distributions
      of principal set forth in A.2 above to the
      Initial Invested Amount).  The amount of a
      Certificateholder's pro rata share of the
      Invested Amount can be determined by
      multiplying the original denomination of the
      holder's Certificate by the Pool Factor.............          41.66666666%

D. Deficit Controlled Amortization Amount.
   ---------------------------------------

   1. The Deficit Controlled Amortization Amount
      for the preceding Due Period........................   $             0.00

                            FCC National Bank,
                            Servicer



                            By  /s/ James A. Harwood
                               ------------------------------

                            Title:      Vice President

                                   22 of 106

                                                                     EXHIBIT 28E

                                                                         8/31/99
                                                                      09:50:49AM


                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT

                               FCC NATIONAL BANK


        ______________________________________________________________

                         FIRST CHICAGO MASTER TRUST II
                                Series 1995 - M
                               September 7, 1999

        ______________________________________________________________


          Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1995 - M Supplement dated as of April 01, 1995 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the September 15, 1999 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


A.    Information Regarding the Current Distribution
      ----------------------------------------------
      (Stated on the Basis of $1,000 Original Principal Amount).
      ----------------------------------------------------------

      1. The total amount of the distribution to
         Class A Certificateholders on the
         Payment Date per $1,000 interest ....................            $4.591

      2. The amount of the distribution set forth
         in paragraph 1 above in respect of
         principal on the Class A Certificates,
         per $1,000 interest .................................            $0.000

      3. The amount of the distribution set forth in
         paragraph 1 above in respect of interest on
         the Class A Certificates, per $1,000 Interest .......            $4.591

                                   23 of 106

  B.  Information Regarding the Performance of the Trust.

      1.  Collections of Receivables.
          --------------------------

      a.  The aggregate amount of Collections of
          Receivables processed for the Due Period
          with respect to the current Distribution
          Date which were allocated in respect of
          the Investor Certificates of all Series.............   $870,165,014.43

      b.  The aggregate amount of Collections of
          Receivables processed for the Due Period
          with respect to the current Distribution
          Date which were allocated in respect of
          the Series 1995 - M Certificates....................   $ 10,156,183.88

      c.  The aggregate amount of Collections of
          Receivables processed for the Due
          Period with respect to the current
          Distribution Date which were allocated
          in respect of the Class A Certificates..............   $  8,886,660.89

      d.  The amount of Collections of Receivables
          processed for the Due Period with respect
          to the current Distribution Date which were
          allocated in respect of Class A Certificates
          per $1,000 interest ................................   $        17.773

      e.  The amount of Excess Spread for the Due
          Period with respect to the current
          Distribution Date...................................   $  4,948,871.76

      f.  The amount of Reallocated Principal
          Collections for the Due Period with
          respect to the current Distribution Date
          allocated in respect of the
          Class A Certificates.................................  $          0.00

      g.  The amount of Excess Finance Charge
          Collections allocated in respect of the
          Series 1995 - M Certificates,
          if any...............................................  $          0.00

      h.  The amount of Excess Principal Collections allocated
          in respect of the Series 1995 - M Certificates,
          if any...............................................  $          0.00


      2.  Receivables in Trust.
          ---------------------

       a. Aggregate Principal Receivables for the
          Due Period with respect to the current
          Distribution Date (which reflects the
          Principal Receivables represented by the
          Exchangeable Seller's Certificate and by
          the Investor Certificates of all Series)............$15,948,633,985.51

                                   24 of 106

     b.   The amount of Principal Receivables in
          the Trust represented by the Series 1995 - M
          Certificates (the "Invested Amount") for
          the Due Period with respect to the current
          Distribution Date...................................  $571,428,572.00

     c.   The amount of Principal Receivables
          in the Trust represented by the Class A
          Certificates (the "Class A Invested Amount")
          for the Due Period with respect to the
          current Distribution Date...........................  $500,000,000.00

     d.   The Invested Percentage with respect to
          Finance Charge Receivables (including
          Interchange) and Defaulted Receivables for
          the Series 1995 - M  Certificates for the Due
          Period with respect to the current Distribution
          Date................................................            3.583%

     e.   The Invested Percentage with respect to
          Principal Receivables for the Series 1995 - M
          Certificates for the Due Period with respect
          to the current Distribution Date....................            3.583%

     f.   The Class A Floating Percentage for the
          Due Period with respect to the current
          Distribution Date...................................            87.50%

     g.   The Class A Principal Percentage for the
          Due Period with respect to the current
          Distribution Date...................................            87.50%

     h.   The Collateral Floating Percentage for the
          Due Period with respect to the current
          Distribution Date...................................            12.50%

     i.   The Collateral Principal Percentage for the
          Due Period with respect to the current
          Distribution Date...................................            12.50%

     3.   Delinquent Balances.
          --------------------

          The aggregate amount of outstanding
          balances in the Accounts which were 30
          or more days delinquent as of the end of
          the Due Period for the current Distribution
          Date................................................  $858,693,841.20

                                   25 of 106

     4.   Investor Default Amount.
          ------------------------

     a.   The aggregate amount of all Defaulted
          Receivables written off as uncollectible during the Due Period with respect to the current Distribution Date allocable to the Series 1995 - M
          Certificates (the "Investor Default Amount")

          1.   Investor Default Amount.......................     $2,919,836.30

          2.   Recoveries....................................       $155,490.36

          3.   Net Default Receivables.......................     $2,764,345.94

     b.   The Class A Investor Default Amount

          1.   Investor Default Amount........................    $2,554,856.76

          2.   Recoveries.....................................      $136,054.06

          3.   Net Default Receivables........................    $2,418,802.70

     c.   The Collateral Investor Default Amount

          1.   Investor Default Amount........................      $364,979.54

          2.   Recoveries.....................................       $19,436.30

          3.   Net Default Receivables........................      $345,543.24

     5.   Investor Charge-offs.
          ---------------------

     a.   The amount of the Class A Investor
          Charge-Offs per $1,000 interest after
          reimbursement of any such  Class A
          Investor Charge-Offs for the Due Period
          with respect to the current Distribution
          Date................................................           $0.00

      b.  The amount attributable to Class A
          Investor Charge-Offs, if any, by which
          the principal balance of the
          Class A Certificates exceeds the
          Class A Invested Amount as of the end
          of the day on the Record Date with
          respect to the current Distribution
          Date................................................           $0.00

      c.  The amount of the Collateral Charge-Offs,
          if any, for the Due Period with respect
          to the current Distribution Date....................           $0.00

      6.  Monthly Servicing Fee.
          ----------------------

      a.  The amount of the Monthly Servicing Fee
          payable by the Trust to the Servicer
          with respect to the current Distribution
          Date................................................     $357,142.86

                                   26 of 106

      b.  The amount of the Interchange Monthly
          Servicing Fee payable to the Servicer
          with respect to the current Distribution
          Date................................................  $   595,238.09

      7.  Available Cash Collateral Amount.
          --------------------------------

      a.  The amount, if any, withdrawn
          from the Cash Collateral Account
          for the current Distribution Date
          (the "Withdrawal Amount")...........................           $0.00

      b.  The amount available to be withdrawn from
          the Cash Collateral Account as of the
          end of the day on the current Distribution
          Date, after giving effect to all
          withdrawals, deposits and payments to be
          made on such Distribution Date (the
          "Available Cash Collateral Amount"
          for the next Distribution Date).....................  $ 5,714,286.00

      c.  The amount as computed in 7.b as a
          percentage of the Class A Invested
          Amount after giving effect to all
          reductions thereof on the current
          Distribution Date...................................           1.143%

      8.  Collateral Invested Amount.
          ---------------------------

      a.  The Collateral Invested Amount for the
          current Distribution Date...........................  $71,428,572.00

      b.  The Collateral Invested Amount after
          giving effect to all withdrawals, deposits,
          and payments on the current Distribution
          Date................................................  $71,428,572.00

      9.  Total Enhancement.
          ------------------

      a.  The total Enhancement for the current
          Distribution Date...................................  $77,142,858.00

      b.  The total Enhancement after giving effect to
          all withdrawals, deposits and payments on
          the current Distribution Date.......................  $77,142,858.00

                                   27 of 106

     C.   The Pool Factor.
          ----------------

          The Pool Factor (which represents the ratio
          of the Class A Invested Amount on the last  day
          of the month ending on the Record Date
          adjusted for Class A Investor Charge-Offs set
          forth in B.5.a. above and for the distributions
          of principal set forth in A.2 above to the
          Class A Initial Invested Amount).  The amount
          of a Class A Certificateholder's pro rata share
          of the Class A Invested Amount can be determined
          by multiplying the original denomination of the
          holder's Class A Certificate by the Pool
          Factor..............................................     100.00000000%


     D.   Deficit Controlled Amortization Amount.
          ---------------------------------------

          1.   The Deficit Controlled Amortization Amount
               for the preceding Due Period...................            $0.00


                             FCC National Bank,

                             Servicer



                             By   /s/ James A. Harwood
                                 ---------------------------------
                             Title:      Vice President

                                   28 of 106

                                                                     EXHIBIT 28F

                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT

                               FCC NATIONAL BANK


         _____________________________________________________________

                         FIRST CHICAGO MASTER TRUST II
                                Series 1995 - N
                               September 7, 1999

         _____________________________________________________________


          Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1995 - N Supplement dated as of April 01, 1995 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the September 15, 1999 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


A.  Information Regarding the Current Distribution
    ----------------------------------------------
    (Stated on the Basis of $1,000 Original Principal Amount).
    --------------------------------------------------------

    1.  The total amount of the distribution to
        Class A Certificateholders on the
        Payment Date per $1,000 interest..........................    $84.087

    2.  The amount of the distribution set forth
        in paragraph 1 above in respect of
        principal on the Class A Certificates,
        per $1,000 interest.......................................    $83.333

    3.  The amount of the distribution set forth in
        paragraph 1 above in respect of interest on
        the Class A Certificates, per $1,000 Interest.............    $ 0.754

                                   29 of 106

B.  Information Regarding the Performance of the Trust.
    ---------------------------------------------------

    1.  Collections of Receivables.
        ---------------------------

    a.  The aggregate amount of Collections of
        Receivables processed for the Due Period
        with respect to the current Distribution
        Date which were allocated in respect of
        the Investor Certificates of all Series.............  $   870,165,014.43

    b.  The aggregate amount of Collections of
        Receivables processed for the Due Period
        with respect to the current Distribution
        Date which were allocated in respect of
        the Series 1995 - N Certificates....................  $   161,134,231.80

    c.  The aggregate amount of Collections of
        Receivables processed for the Due
        Period with respect to the current
        Distribution Date which were allocated
        in respect of the Class A Certificates..............  $   141,078,066.14

    d.  The amount of Collections of Receivables
        processed for the Due Period with respect
        to the current Distribution Date which were
        allocated in respect of Class A
        Certificates, per $1,000 interest...................  $          282.156

    e.  The amount of Excess Spread for the Due
        Period with respect to the current
        Distribution Date...................................  $       735,964.45

    f.  The amount of Reallocated Principal
        Collections for the Due Period with
        respect to the current Distribution Date
        allocated in respect of the
        Class A Certificates................................  $             0.00

    g.  The amount of Excess Finance Charge
        Collections allocated in respect of the
        Series 1995 - N Certificates,
        if any..............................................  $             0.00

    h.  The amount of Excess Principal Collections allocated
        in respect of the Series 1995 - N Certificates,
        if any..............................................  $             0.00

    2.  Receivables in Trust.
        --------------------

    a.  Aggregate Principal Receivables for the
        Due Period with respect to the current
        Distribution Date (which reflects the
        Principal Receivables represented by the
        Exchangeable Seller's Certificate and by
        the investor Certificates of all Series)............  $15,948,633,985.51

                                   30 of 106

    b.  The amount of Principal Receivables in
        the Trust represented by the Series 1995 - N
        Certificates (the "Invested Amount") for
        the Due Period with respect to the current
        Distribution Date....................................   $ 89,733,005.30

    c.  The amount of Principal Receivables
        in the Trust represented by the Class A
        Certificates (the "Class A Invested Amount")
        for the Due Period with respect to the
        current Distribution Date............................   $ 83,333,333.30

    d.  The Invested Percentage with respect to
        Finance Charge Receivables (including
        Interchange) and Defaulted Receivables for
        the Series 1995 - N  Certificates for the Due
        Period with respect to the current
        Distribution Date....................................             0.563%

    e.  The Invested Percentage with respect to
        Principal Receivables for the Series 1995 - N
        Certificates for the Due Period with respect
        to the current Distribution Date.....................             3.583%

    f.  The Class A Floating Percentage for the
        Due Period with respect to the current
        Distribution Date....................................             92.87%

    g.  The Class A Principal Percentage for the
        Due Period with respect to the current
        Distribution Date....................................             87.50%

    h.  The Collateral Floating Percentage for the
        Due Period with respect to the current
        Distribution Date....................................              7.13%

    i.  The Collateral Principal Percentage for the
        Due Period with respect to the current
        Distribution Date....................................             12.50%

    3.  Delinquent Balances.
        -------------------

        The aggregate amount of outstanding
        balances in the Accounts which were 30
        or more days delinquent as of the end of
        the Due Period for the current Distribution
        Date.................................................   $858,693,841.20

                                   31 of 106

    4.  Investor Default Amount.
        -----------------------

    a.  The aggregate amount of all Defaulted
        Receivables written off as uncollectible during the Due Period with respect to the current Distribution Date allocable to the Series 1995 - N
        Certificates (the "Investors Default Amount")

        1.   Investor Default Amount............................     $458,509.95

        2.   Recoveries.........................................     $ 24,417.08

        3.   Net Default Receivables............................     $434,092.87

    b.  The Class A Investor Default Amount

        1.   Investor Default Amount............................     $425,809.46

        2.   Recoveries.........................................     $ 22,675.67

        3.   Net Default Receivables............................     $403,133.79

    c.  The Collateral Investor Default Amount

        1.   Investor Default Amount............................     $ 32,700.49

        2.   Recoveries.........................................     $  1,741.41

        3.   Net Default Receivables............................     $ 30,959.08

    5.  Investor Charge-offs.
        --------------------

    a.  The amount of the Class A Investor
        Charge-Offs per $1,000 interest after
        reimbursement of any such  Class A
        Investor Charge-Offs for the Due Period
        with respect to the current Distribution
        Date....................................................     $      0.00

    b.  The amount attributable to Class A
        Investor Charge-Offs, if any, by which
        the principal balance of the
        Class A Certificates exceeds the
        Class A Invested Amount as of the end
        of the day on the Record Date with
        respect to the current Distribution Date................     $      0.00

    c.  The amount of the Collateral Charge-
        Offs, if any, for the Due Period with
        respect to the current Distribution
        Date....................................................     $      0.00

    6.  Monthly Servicing Fee.
        ---------------------

    a.  The amount of the Monthly Servicing Fee
        payable by the Trust to the Servicer
        with respect to the current Distribution
        Date....................................................     $ 56,083.13

                                   32 of 106

    b.  The amount of the Interchange Monthly
        Servicing Fee payable to the Servicer
        with respect to the current Distribution
        Date.................................................    $    93,471.88

    7.  Available Cash Collateral Amount.
        --------------------------------

    a.  The amount, if any, withdrawn
        from the Cash Collateral Account
        for the current Distribution Date
        (the "Withdrawal Amount")............................    $         0.00

    b.  The amount available to be withdrawn from
        the Cash Collateral Account as of the
        end of the day on the current Distribution
        Date, after giving effect to all with-
        drawals, deposits and payments to be
        made on such Distribution Date (the
        "Available Cash Collateral Amount"
        for the next Distribution Date)......................    $ 5,714,286.00

    c.  The amount as computed in 7.b as a
        percentage of the Class A Invested
        Amount after giving effect to all reductions
        thereof on the current Distribution Date.............            13.714%

    8.  Collateral Invested Amount
        --------------------------

    a.  The Collateral Invested Amount for the
        current Distribution Date............................    $ 6,399,672.00

    b.  The Collateral Invested Amount after
        giving effect to all withdrawals, deposits, and
        payments on the current Distribution
        Date.................................................    $         0.00

    9.  Total Enhancement.
        ------------------

    a.  The total Enhancement for the current
        Distribution Date....................................    $12,113,958.00

    b.  The total Enhancement after giving effect to
        all withdrawals, deposits and
        payments on the current Distribution
        Date.................................................    $ 5,714,286.00

                                   33 of 106

    C.  The Pool Factor.
        ---------------

         The Pool Factor (which represents the ratio
         of the Class A Invested Amount on the last  day
         of the month ending on the Record Date
         adjusted for Class A Investor Charge-Offs set
         forth in B.5.a. above and for the distributions
         of principal set forth in A.2 above to the
         Class A Initial Invested Amount).  The amount
         of a Class A Certificateholder's pro rata share
         of the Class A Invested Amount can be determined
         by multiplying the original denomination of the
         holder's Class A Certificate by the Pool Factor........... 8.33333333%


    D.   Deficit Controlled Amortization Amount.
         --------------------------------------

         1. The Deficit Controlled Amortization Amount
            for the preceding Due Period........................... $     0.00


                             FCC National Bank,
                             Servicer



                             By /s/ James A. Harwood
                                ----------------------------
                             Title: Vice President


                                   34 of 106

                                                                     EXHIBIT 28G

                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT
                               FCC NATIONAL BANK


                   ________________________________________

                         FIRST CHICAGO MASTER TRUST II
                                Series 1995 - O
                               September 7, 1999

                   ________________________________________


          Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1995 - O Supplement dated as of June 01, 1995 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the September 15, 1999 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

A.   Information Regarding the Current Distribution
     ----------------------------------------------
     (Stated on the Basis of $1,000 Original Principal Amount).
     ----------------------------------------------------------

     1. The total amount of the distribution to
        Class A Certificateholders on the
        Payment Date per $1,000 interest................................  $4.582

     2. The amount of the distribution set forth
        in paragraph 1 above in respect of
        principal on the Class A Certificates,
        per $1,000 interest.............................................  $0.000

     3. The amount of the distribution set forth in
        paragraph 1 above in respect of interest on
        the Class A Certificates, per $1,000 Interest...................  $4.582

                                   35 of 106

B.   Information Regarding the Performance of the Trust.
     --------------------------------------------------

     1. Collections of Receivables.
        --------------------------

     a. The aggregate amount of Collections of
        Receivables processed for the Due Period
        with respect to the current Distribution
        Date which were allocated in respect of
        the Investor Cerificate of all Series.............   $   870,165,014.43

     b. The aggregate amount of Collections of
        Receivables processed for the Due Period
        with respect to the current Distribution
        Date which were allocated in respect of
        the Series 1995 - O Certificates..................   $    10,156,183.88

     c. The aggregate amount of Collections of
        Receivables processed for the Due
        Period with respect to the current
        Distribution Date which were allocated
        in respect of the Class A Certificates............   $     8,886,660.89

     d. The amount of Collections of Receivables
        processed for the Due Period with respect
        to the current Distribution Date which were
        allocated in respect of Class A
        Certificates, per $1,000 interest.................   $           17.773

     e. The amount of Excess Spread for the Due
        Period with respect to the current
        Distribution Date.................................   $     4,953,038.43

     f. The amount of Reallocated Principal
        Collections for the Due Period with
        respect to the current Distribution Date
        allocated in respect of the
        Class A Certificates..............................   $             0.00

     g. The amount of Excess Finance Charge
        Collections allocated in respect of the
        Series 1995 - O Certificates,
        if any............................................   $             0.00

     h. The amount of Excess Principal Collections
        allocated in respect of the Series 1995 - O
        Certificates, if any..............................   $             0.00

     2. Receivables in Trust.
        ---------------------

     a. Aggregate Principal Receivables for the
        Due Period with respect to the current
        Distribution Date (which reflects the
        Principal Receivables represented by the
        Exchangeable Seller's Certificate and by
        the Investor Certificates of all Series)..........   $15,948,633,985.51

                                   36 of 106

     b. The amount of Principal Receivables in
        the Trust represented by the Series 1995 - O
        Certificates (the "Invested Amount") for
        the Due Period with respect to the current
        Distribution Date ................................   $   571,428,572.00

     c. The  amount of Principal Receivables
        in the Trust represented by the Class A
        Certificates (the "Class A Invested Amount")
        for the Due Period with respect to the
        current Distribution Date.........................   $   500,000,000.00

     d. The Invested Percentage with respect to
        Finance Charge Receivables (including
        Interchange) and Defaulted Receivables for
        the Series 1995 - O Certificates for the Due
        Period with respect to the current
        Distribution Date.................................                3.583%

     e. The Invested Percentage with respect to
        Principal Receivables for the Series 1995 - O
        Certificates for the Due Period with respect
        to the current Distribution Date..................                3.583%

     f. The Class A Floating Percentage for the
        Due Period with respect to the current
        Distribution Date.................................                87.50%

     g. The Class A Principal Percentage for the
        Due Period with respect to the current
        Distribution Date.................................                87.50%

     h. The Collateral Floating Percentage for the
        Due Period with respect to the current
        Distribution Date.................................                12.50%

     i. The Collateral Principal Percentage for the
        Due Period with respect to the current
        Distribution Date.................................                12.50%

     3. Delinquent Balances.
        --------------------

        The aggregate amount of outstanding
        balances in the Accounts which were 30
        or more days delinquent as of the end of
        the Due Period for the current Distribution
        Date..............................................   $   858,693,841.20

                                   37 of 106

     4. Investor Default Amount.
        ------------------------

     a. The aggregate amount of all Defaulted
        Receivables written off as uncollectible during the Due Period with respect to the current Distribution Date allocable to the Series 1995 - O
        Certificates (the "Investor Default Amount")

        1. Investor Default Amount.........................  $     2,919,836.30

        2. Recoveries......................................  $       155,490.36

        3. Net Default Receivables.........................  $     2,764,345.94

     b.  The Class A Investor Default Amount

        1. Investor Default Amount.........................  $     2,554,856.76

        2. Recoveries......................................  $       136,054.06

        3. Net Default Receivables.........................  $     2,418,802.70

     c.  The Collateral Investor Default Amount

        1. Investor Default Amount.........................  $       364,979.54

        2. Recoveries......................................  $        19,436.30

        3. Net Default Receivables.........................  $       345,543.24

     5. Investor Charge-offs.
        ---------------------

     a. The amount of the Class A Investor
        Charge-Offs per $1,000 interest after
        reimbursement of any such Class A
        Investor Charge-Offs for the Due
        Period with respect to the current Distribution
        Date...............................................  $             0.00

     b. The amount attributable to Class A
        Investor Charge-Offs, if any, by which
        the principal balance of the
        Class A Certificates exceeds the
        Class A Invested Amount as of the end
        of the day on the Record Date with
        respect to the current Distribution Date...........  $             0.00

     c. The amount of the Collateral Charge-
        Offs, if any, for the Due Period with
        respect to the current Distribution
        Date...............................................  $             0.00

     6. Monthly Servicing Fee.
        ----------------------

     a. The amount of the Monthly Servicing Fee
        payable by the Trust to the Servicer
        with respect to the current Distribution
        Date...............................................  $       357,142.86

                                   38 of 106

     b. The amount of the Interchange Monthly
        Servicing Fee payable to the Servicer
        with respect to the current Distribution
        Date...............................................  $       595,238.09

     7. Available Cash Collateral Amount.
        ---------------------------------

     a. The amount, if any, withdrawn from the
        Cash Collateral Account for the current
        Distribution Date (the "Withdrawal
        Amount")...........................................  $             0.00

     b. The amount available to be withdrawn from
        the Cash Collateral Account as of the
        end of the day on the current Distribution
        Date, after giving effect to all
        withdrawals, deposits and payments to be
        made on such Distribution Date (the
        "Available Cash Collateral Amount"
        for the next Distribution Date)....................  $     5,714,286.00

     c. The amount as computed in 7.b as a
        percentage of the Class A Invested
        Amount after giving effect to all
        reductions thereof on the current
        Distribution Date..................................               1.143%

     8. Collateral Invested Amount.
        ---------------------------

     a. The Collateral Invested Amount for the
        current Distribution Date..........................  $    71,428,572.00

     b. The Collateral Invested Amount after giving
        effect to all withdrawals, deposits, and
        payments on the current Distribution
        Date...............................................  $    71,428,572.00

     9. Total Enhancement.
        ------------------

     a. The total Enhancement for the current
        Distribution Date..................................  $    77,142,858.00

     b. The total Enhancement after giving effect
        to all withdrawals, deposits and payments
        on the current Distribution
        Date...............................................  $    77,142,858.00

                                   39 of 106

C.   The Pool Factor.
     ----------------

        The Pool Factor (which represents the ratio
        of the Class A Invested Amount on the last day
        of the month ending on the Record Date
        adjusted for Class A Investor Charge-Offs set
        forth in B.5.a. above and for the distributions
        of principal set forth in A.2 above to the
        Class A Initial Invested Amount). The amount
        of a Class A Certificateholder's pro rata  share
        of the Class A Invested Amount can be determined
        by multiplying the original denomination of the
        holder's Class A Certificate by the Pool
        Factor............................................         100.00000000%

D.   Deficit Controlled Amortization Amount.
     ---------------------------------------

     1. The Deficit Controlled Amortization Amount
        for the preceding Due Period......................   $             0.00

                             FCC National Bank,
                             Servicer





                             By /s/ James A. Harwood
                                --------------------------

                             Title:    Vice President

                                   40 of 106

                                                                     EXHIBIT 28H

                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT

                               FCC NATIONAL BANK


             _____________________________________________________


                         FIRST CHICAGO MASTER TRUST II
                                Series 1995 - P
                               September 7, 1999

             _____________________________________________________


     Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1995 - P Supplement dated as of June 01, 1995 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the September 15, 1999 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

A.   Information Regarding the Current Distribution
     ----------------------------------------------
     (Stated on the Basis of $1,000 Original Principal Amount).
     ----------------------------------------------------------

     1.   The total amount of the distribution to
          Class A Certificateholders on the
          Payment Date per $1,000 interest.....................   $4.541

     2.   The amount of the distribution set forth
          in paragraph 1 above in respect of
          principal on the Class A Certificates,
          per $1,000 interest..................................   $0.000

     3.   The amount of the distribution set forth in
          paragraph 1 above in respect of interest on
          the Class A Certificates, per $1,000 Interest........   $4.541

                                   41 of 106

B.   Information Regarding the Performance of the Trust.
     --------------------------------------------------

     1.   Collections of Receivables.
          --------------------------

     a.   The aggregate amount of Collections of
          Receivables processed for the Due Period
          with respect to the current Distribution
          Date which were allocated in respect of
          the Investor Certificates of all Series             $   870,165,014.43

     b.   The aggregate amount of Collections of
          Receivables processed for the Due Period
          with respect to the current Distribution
          Date which were allocated in respect of
          the Series 1995 - P Certificates                    $    10,156,183.88

     c.   The aggregate amount of Collections of
          Receivables processed for the Due
          Period with respect to the current
          Distribution Date which were allocated
          in respect of the Class A Certificates              $     8,886,660.89

     d.   The amount of Collections of Receivables
          processed for the Due Period with respect
          to the current Distribution Date which were
          allocated in respect of Class A
          Certificates, per $1,000 interest                   $           17.773

     e.   The amount of Excess Spread for the Due
          Period with respect to the current
          Distribution Date                                   $     4,973,871.76

     f.   The amount of Reallocated Principal
          Collections for the Due Period with
          respect to the current Distribution Date
          allocated in respect of the
          Class A Certificates                                $             0.00

     g.   The amount of Excess Finance Charge
          Collections allocated in respect of the
          Series 1995 - P Certificates,
          if any,                                             $             0.00

     h.   The amount of Excess Principal Collections
          allocated in respect of the Series 1995 - P
          Certificates, if any                                $             0.00

     2.   Receivables in Trust.
          --------------------

     a.   Aggregate Principal Receivables for the
          Due Period with respect to the current
          Distribution Date (which reflects the
          Principal Receivables represented by the
          Exchangeable Seller's Certificate and by
          the Investor Certificates of all Series)            $15,948,633,985.51

                                   42 of 106

     b.   The  amount of Principal Receivables in
          the Trust represented by the Series 1995 - P
          Certificates (the "Invested Amount") for
          the Due Period with respect to the current
          Distribution Date...................................  $571,428,572.00

     c.   The  amount of Principal Receivables
          in the Trust represented by the Class A
          Certificates (the "Class A Invested Amount")
          for the Due Period with respect to the
          current Distribution Date...........................  $500,000,000.00

     d.   The Invested Percentage with respect to
          Finance Charge Receivables (including
          Interchange) and Defaulted Receivables for
          the Series 1995 - P  Certificates for the Due
          Period with respect to the current
          Distribution Date...................................            3.583%

     e.   The Invested Percentage with respect to
          Principal Receivables for the Series 1995 - P
          Certificates for the Due Period with respect
          to the current Distribution Date....................            3.583%

     f.   The Class A Floating Percentage for the
          Due Period with respect to the current
          Distribution Date...................................            87.50%

     g.   The Class A Principal Percentage for the
          Due Period with respect to the current
          Distribution Date...................................            87.50%

     h.   The Collateral Floating Percentage for the
          Due Period with respect to the current
          Distribution Date...................................            12.50%

     i.   The Collateral Principal Percentage for the
          Due Period with respect to the current
          Distribution Date...................................            12.50%

     3.   Delinquent Balances
          -------------------

          The aggregate amount of outstanding
          balances in the Accounts which were 30
          or more days delinquent as of the end of
          the Due Period for the current Distribution
          Date................................................  $858,693,841.20

                                   43 of 106

     4.   Investor Default Amount
          -----------------------

     a.   The aggregate amount of all Defaulted
          Receivables written off as uncollectible during the Due Period with respect to the current Distribution Date allocable to the Series 1995 - P
          Certificates (the "Investor Default Amount")

          1.   Investor Default Amount............................ $2,919,836.30

          2.   Recoveries......................................... $  155,490.36

          3.   Net Default Receivables............................ $2,764,345.94

     b.   The Class A Investor Default Amount

          1.   Investor Default Amount............................ $2,554,856.76

          2.   Recoveries......................................... $  136,054.06

          3.   Net Default Receivables............................ $2,418,802.70

     c.   The Collateral Investor Default Amount

          1.   Investor Default Amount............................ $  364,979.54

          2.   Recoveries......................................... $   19,436.30

          3.   Net Default Receivables............................ $  345,543.24

     5.   Investor Charge-offs
          --------------------

     a.   The amount of the Class A Investor
          Charge-Offs per $1,000 interest after
          reimbursement of any such  Class A
          Investor Charge-Offs for the Due Period
          with respect to the current Distribution
          Date.................................................... $        0.00

     b.   The amount attributable to Class A
          Investor Charge-Offs, if any, by which
          the principal balance of the
          Class A Certificates exceeds the
          Class A Invested Amount as of the end
          of the day on the Record Date with
          respect to the current Distribution Date................ $        0.00

     c.   The amount of the Collateral Charge-
          Offs, if any, for the Due Period with
          respect to the current Distribution
          Date.................................................... $        0.00

     6.   Monthly Servicing Fee
          ---------------------

     a.   The amount of the Monthly Servicing Fee
          payable by the Trust to the Servicer
          with respect to the current Distribution
          Date.................................................... $  357,142.86

                                   44 of 106

     b.   The amount of the Interchange Monthly
          Servicing Fee payable to the Servicer
          with respect to the current Distribution
          Date..............................................    $    595,238.09

     7.   Available Cash Collateral Amount
          --------------------------------

     a.   The amount, if any, withdrawn
          from the Cash Collateral Account
          for the current Distribution Date
          (the "Withdrawal Amount").........................    $          0.00

     b.   The amount available to be withdrawn from
          the Cash Collateral Account as of the
          end of the day on the current Distribution
          Date, after giving effect to all
          withdrawals, deposits and payments to be
          made on such Distribution Date (the
          "Available Cash Collateral Amount"
          for the next Distribution Date)...................    $  5,714,286.00

     c.   The amount as computed in 7.b as a
          percentage of the Class A Invested
          Amount after giving effect to all
          reductions thereof on the current
          Distribution Date.................................              1.143%

     8.   Collateral Invested Amount
          --------------------------

     a.   The Collateral Invested Amount for the
          current Distribution Date.........................    $ 71,428,572.00

     b.   The Collateral Invested Amount after
          giving effect to all withdrawals, deposits, and
          payments on the current Distribution
          Date..............................................    $ 71,428,572.00

     9.   Total Enhancement
          -----------------

     a.   The total Enhancement for the current
          Distribution Date.................................    $ 77,142,858.00

     b.   The total Enhancement after giving
          effect to all withdrawals, deposits and
          payments on the current Distribution
          Date..............................................    $ 77,142,858.00

                                   45 of 106

     C.   The Pool Factor.
          ---------------

               The Pool Factor (which represents the ratio
               of the Class A Invested Amount on the last  day
               of the month ending on the Record Date
               adjusted for Class A Investor Charge-Offs set
               forth in B.5.a. above and for the distributions
               of principal set forth in A.2 above to the
               Class A Initial Invested Amount).  The amount
               of a Class A Certificateholder's pro rata share
               of the Class A Invested Amount can be determined
               by multiplying the original denomination of the
               holder's Class A Certificate by the Pool
               Factor............................................  100.00000000%

     D.   Deficit Controlled Amortization Amount.
          --------------------------------------

          1.   The Deficit Controlled Amortization Amount
               for the preceding Due Period...................... $        0.00

                             FCC National Bank,
                             Servicer



                             By    /s/ James A. Harwood
                                 ----------------------------------------------

                             Title:    Vice President

                                   46 of 106

                                                                     EXHIBIT 28I


                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT
                               FCC NATIONAL BANK



                  __________________________________________

                         FIRST CHICAGO MASTER TRUST II

                                Series 1996 - Q

                               September 7, 1999
                  __________________________________________


                  Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1996 - Q Supplement dated as of September 01, 1996 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the September 15, 1999 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


  A.   Information Regarding the Current Distribution
       ----------------------------------------------
      (Stated on the Basis of $1,000 Original Principal Amount).
       --------------------------------------------------------

      1. The total amount of the distribution to
         Class A Certificateholders on the
         Payment Date per $1,000 interest..................            $  4.499

      2. The amount of the distribution set forth
         in paragraph 1 above in respect of
         principal on the Class A Certificates,
         per $1,000 interest...............................            $  0.000

      3. The amount of the distribution set forth in
         paragraph 1 above in respect of interest on
         the Class A Certificates, per $1,000 Interest.....            $  4.499

                                   47 of 106

  B.  Information Regarding the Performance of the Trust.
      --------------------------------------------------

      1. Collections of Receivables.
         --------------------------

      a. The aggregate amount of Collections of
         Receivables processed for the Due Period
         with respect to the current Distribution
         Date which were allocated in respect of
         the Investor Certificates of all Series...........  $    870,165,014.43

      b. The aggregate amount of Collections of
         Receivables processed for the Due Period
         with respect to the current Distribution
         Date which were allocated in respect of
         the Series 1996 - Q Certificates..................  $     18,281,130.97

      c. The aggregate amount of Collections of
         Receivables processed for the Due
         Period with respect to the current
         Distribution Date which were allocated
         in respect of the Class A Certificates............  $     15,995,989.60

      d. The amount of Collections of Receivables
         processed for the Due Period with respect
         to the current Distribution Date which were
         allocated in respect of Class A
         Certificates, per $1,000 interest.................  $            17.773

      e. The amount of Excess Spread for the Due
         Period with respect to the current
         Distribution Date.................................  $      8,990,469.17

      f. The amount of Reallocated Principal
         Collections for the Due Period with
         respect to the current Distribution Date
         allocated in respect of the
         Class A Certificates..............................  $              0.00

      g. The amount of Excess Finance Charge
         Collections allocated in respect of the
         Series 1996 - Q Certificates,
         if any............................................  $              0.00

      h. The amount of Excess Principal Collections
         allocated in respect of the Series 1996 -
         Q Certificates, if any............................  $              0.00

      2. Receivables in Trust.
         --------------------

      a. Aggregate Principal Receivables for the
         Due Period with respect to the current
         Distribution Date (which reflects the
         Principal Receivables represented by the
         Exchangeable Seller's Certificate and by
         the Investor Certificates of all Series)..........  $ 15,948,633,985.51

                                   48 of 106

      b. The amount of Principal Receivables in
         the Trust represented by the Series 1996 - Q
         Certificates (the "Invested Amount") for
         the Due Period with respect to the current
         Distribution Date.................................   $1,028,571,429.00

      c. The amount of Principal Receivables
         in the Trust represented by the Class A
         Certificates (the "Class A Invested Amount")
         for the Due Period with respect to the
         current Distribution Date.........................   $  900,000,000.00

      d. The Invested Percentage with respect to
         Finance Charge Receivables (including
         Interchange) and Defaulted Receivables for
         the Series 1996 - Q  Certificates for the Due
         Period with respect to the current
         Distribution Date.................................               6.449%

      e. The Invested Percentage with respect to
         Principal Receivables for the Series 1996 - Q
         Certificates for the Due Period with respect
         to the current Distribution Date..................               6.449%

      f. The Class A Floating Percentage for the
         Due Period with respect to the current
         Distribution Date.................................               87.50%

      g. The Class A Principal Percentage for the
         Due Period with respect to the current
         Distribution Date.................................               87.50%

      h. The Collateral Floating Percentage for the
         Due Period with respect to the current
         Distribution Date.................................               12.50%

      i. The Collateral Principal Percentage for the
         Due Period with respect to the current
         Distribution Date.................................               12.50%

      3. Delinquent Balances.
         -------------------

         The aggregate amount of outstanding
         balances in the Accounts which were 30
         or more days delinquent as of the end of
         the Due Period for the current Distribution
         Date..............................................   $  858,693,841.20

                                   49 of 106

      4. Investor Default Amount.
         -----------------------

      a. The aggregate amount of all Defaulted
         Receivables written off as uncollectible during the Due Period with respect to the current Distribution Date allocable to the Series 1996 - Q
         Certificates (the "Investor Default Amount")

         1. Investor Default Amount........................       $5,255,705.33

         2. Recoveries.....................................       $  279,882.64

         3. Net Default Receivables........................       $4,975,822.69

      b.  The Class A Investor Default Amount

         1. Investor Default Amount........................       $4,598,742.16

         2. Recoveries.....................................       $  244,897.32

         3. Net Fault Receivables..........................       $4,353,844.84

      c.  The Collateral Investor Default Amount

         1. Investor Default Amount........................       $  656,963.17

         2. Recoveries.....................................       $   34,985.32

         3. Net Default Receivables........................       $  621,977.85


      5. Investor Charge-offs.
         --------------------

      a. The amount of the Class A Investor
         Charge-Offs per $1,000 interest after
         reimbursement of any such Class A
         Investor Charge-Offs for the Due Period
         with respect to the current Distribution
         Date..............................................       $        0.00

      b. The amount attributable to Class A
         Investor Charge-Offs, if any, by which
         the principal balance of the
         Class A Certificates exceeds the
         Class A Invested Amount as of the end
         of the day on the Record Date with
         respect to the current Distribution Date..........       $        0.00

      c. The amount of the Collateral Charge-
         Offs, if any, for the Due Period with
         respect to the current Distribution
         Date..............................................       $        0.00

      6. Monthly Servicing Fee.
         ---------------------

      a. The amount of the Monthly Servicing Fee
         payable by the Trust to the Servicer
         with respect to the current Distribution
         Date..............................................       $  642,857.14

                                   50 of 106

      b. The amount of the Interchange Monthly
         Servicing Fee payable to the Servicer
         with respect to the current Distribution
         Date..............................................     $  1,071,428.57

      7. Available Cash Collateral Amount.
         --------------------------------

      a. The amount, if any, withdrawn
         from the Cash Collateral Account
         for the current Distribution Date
         (the "Withdrawal Amount").........................    $          0.00

      b. The amount available to be withdrawn from
         the Cash Collateral Account as of the
         end of the day on the current Distribution
         Date, after giving effect to all withdrawals,
         deposits and payments to be made on such
         Distribution Date (the "Available Cash
         Collateral Amount" for the next
         Distribution Date)................................    $ 10,285,714.00

      c. The amount as computed in 7.b as a
         percentage of the Class A Invested
         Amount after giving effect to all reductions
         thereof on the current Distribution Date..........              1.143%

      8. Collateral Invested Amount.
         --------------------------

      a. The Collateral Invested Amount for the
         current Distribution Date.........................    $128,571,429.00

      b. The Collateral Invested Amount after
         giving effect to all withdrawals, deposits, and
         payments on the current Distribution
         Date..............................................    $128,571,429.00

      9. Total Enhancement.
         -----------------

      a. The total Enhancement for the current
         Distribution Date.................................    $138,857,143.00

      b. The total Enhancement after giving effect to
         all withdrawals, deposits and payments on the
         current Distribution Date.........................    $138,857,143.00

                                   51 of 106

  C.  The Pool Factor.
      ----------------

         The Pool Factor (which represents the ratio
         of the Class A Invested Amount on the last day
         of the month ending on the Record Date
         adjusted for Class A Investor Charge-Offs set
         forth in B.5.a. above and for the distributions
         of principal set forth in A.2 above to the
         Class A Initial Invested Amount).  The amount
         of a Class A Certificateholder's pro rata share
         of the Class A Invested Amount can be determined
         by multiplying the original denomination of the
         holder's Class A Certificate by the Pool
         Factor............................................        100.00000000%


  D.  Deficit Controlled Amortization Amount.
      --------------------------------------

      1. The Deficit Controlled Amortization Amount
         for the preceding Due Period......................               $0.00



                             FCC National Bank,
                             Servicer




                             By /s/ James A. Harwood
                                --------------------------------
                             Title:    Vice President

                                   52 of 106

                                                                    EXHIBIT 28J



                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT

                               FCC NATIONAL BANK


                  __________________________________________

                         FIRST CHICAGO MASTER TRUST II
                                Series 1996 - R
                               September 7, 1999

                  __________________________________________


       Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1996 - R Supplement dated as of November 01, 1996 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificate-holders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the September 15, 1999 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

  A.   Information Regarding the Current Distribution
       ----------------------------------------------
      (Stated on the Basis of $1,000 Original Principal Amount).
       -------------------------------------------------------

      1. The total amount of the distribution to
         Class A Certificateholders on the
         Payment Date per $1,000 interest..................             $86.670

      2. The amount of the distribution set forth
         in paragraph 1 above in respect of
         principal on the Class A Certificates,
         per $1,000 interest...............................             $83.333

      3. The amount of the distribution set forth in
         paragraph 1 above in respect of interest on
         the Class A Certificates, per $1,000 Interest.....             $ 3.337

                                   53 of 106

  B.  Information Regarding the Performance of the Trust.
      ---------------------------------------------------

      1. Collections of Receivables.
         ---------------------------

      a. The aggregate amount of Collections of
         Receivables processed for the Due Period
         with respect to the current Distribution
         Date which were allocated in respect of
         the Investor Certificates of all Series...........  $870,165,014.43

      b. The aggregate amount of Collections of
         Receivables processed for the Due Period
         with respect to the current Distribution
         Date which were allocated in respect of
         the Series 1996 - R Certificates..................  $133,701,730.63

      c. The aggregate amount of Collections of
         Receivables processed for the Due
         Period with respect to the current
         Distribution Date which were allocated
         in respect of the Class A Certificates............  $117,009,561.24

      d. The amount of Collections of Receivables
         processed for the Due Period with respect
         to the current Distribution Date which were
         allocated in respect of Class A
         Certificates, per $1,000 interest.................  $       292.524

      e. The amount of Excess Spread for the Due
         Period with respect to the current
         Distribution Date.................................  $  2,989,166.28

      f. The amount of Reallocated Principal
         Collections for the Due Period with
         respect to the current Distribution Date
         allocated in respect of the
         Class A Certificates..............................  $          0.00

      g  The amount of Excess Finance Charge
         Collections allocated in respect of the
         Series 1996 - R Certificates,
         if any............................................  $          0.00

      h. The amount of Excess Principal Collections
         allocated in respect of the Series 1996 - R
         Certificates, if any..............................  $          0.00


      2. Receivables in Trust.
         ---------------------

      a. Aggregate Principal Receivables for the
         Due Period with respect to the current
         Distribution Date (which reflects the
         Principal Receivables represented by the
         Exchangeable Seller's Certificate and by
         the Investor Certificates of all Series)..........  $15,948,633,985.51

                                   54 of 106

      b. The amount of Principal Receivables in
         the Trust represented by the Series 1996 - R
         Certificates (the "Invested Amount") for
         the Due Period with respect to the current
         Distribution Date.................................     $341,535,919.01

      c. The amount of Principal Receivables
         in the Trust represented by the Class A
         Certificates (the "Class A Invested Amount")
         for the Due Period with respect to the
         current Distribution Date.........................     $300,000,000.01

      d. The Invested Percentage with respect to
         Finance Charge Receivables (including
         Interchange) and Defaulted Receivables for
         the Series 1996 - R  Certificates for the Due
         Period with respect to the current
         Distribution Date.................................               2.141%

      e. The Invested Percentage with respect to
         Principal Receivables for the Series 1996 - R
         Certificates for the Due Period with respect
         to the current Distribution Date..................               2.866%

      f. The Class A Floating Percentage for the
         Due Period with respect to the current
         Distribution Date.................................               87.84%

      g. The Class A Principal Percentage for the
         Due Period with respect to the current
         Distribution Date.................................               87.50%

      h. The Collateral Floating Percentage for the
         Due Period with respect to the current
         Distribution Date.................................               12.16%

      i. The Collateral Principal Percentage for the
         Due Period with respect to the current
         Distribution Date.................................               12.50%

      3. Delinquent Balances.
         -------------------

         The aggregate amount of outstanding
         balances in the Accounts which were 30
         or more days delinquent as of the end of
         the Due Period for the current Distribution
         Date..............................................     $858,693,841.20

                                   55 of 106

      4. Investor Default Amount.
         -----------------------

      a. The aggregate amount of all Defaulted
         Receivables written off as uncollectible during the Due Period with respect to the current Distribution Date allocable to the Series 1996 - R
         Certificates (the "Investor Default Amount")

         1.     Investor Default Amount....................       $1,745,150.68

         2.     Recoveries.................................       $   92,934.70

         3.     Net Default Receivables ...................       $1,652,215.98

      b. The Class A Investor Default Amount

         1.     Investor Default Amount....................       $1,532,914.04

         2.     Recoveries.................................       $   81,632.44

         3.     Net Default Receivables....................       $1,451,281.60

      c. The Collateral Investor Default Amount

         1.     Investor Default Amount....................       $  212,236.64

         2.     Recoveries.................................       $   11,302.26

         3.     Net Default Receivables....................       $  200,934.38

      5. Investor Charge-offs.
         --------------------

      a. The amount of the Class A Investor
         Charge-Offs per $1,000 interest after
         reimbursement of any such  Class A
         Investor Charge-Offs for the Due Period
         with respect to the current Distribution
         Date..............................................       $        0.00

      b. The amount attributable to Class A
         Investor Charge-Offs, if any, by which
         the principal balance of the
         Class A Certificates exceeds the
         Class A Invested Amount as of the end
         of the day on the Record Date with
         respect to the current Distribution Date..........       $        0.00

      c. The amount of the Collateral Charge-
         Offs, if any, for the Due Period with
         respect to the current Distribution
         Date..............................................       $        0.00

      6. Monthly Servicing Fee.
         ---------------------

      a. The amount of the Monthly Servicing Fee
         payable by the Trust to the Servicer
         with respect to the current Distribution
         Date..............................................       $  213,459.95

                                   56 of 106

      b. The amount of the Interchange Monthly
         Servicing Fee payable to the Servicer
         with respect to the current Distribution
         Date..............................................      $   355,766.58

      7. Available Cash Collateral Amount.
         ---------------------------------

      a. The amount, if any, withdrawn
         from the Cash Collateral Account
         for the current Distribution Date
         (the "Withdrawal Amount").........................      $         0.00

      b. The amount available to be withdrawn from
         the Cash Collateral Account as of the
         end of the day on the current Distribution
         Date, after giving effect to all
         withdrawals, deposits and payments to be
         made on such Distribution Date (the
         "Available Cash Collateral Amount"
         for the next Distribution Date)...................      $ 4,571,429.00

      c. The amount as computed in 7.b as a
         percentage of the Class A Invested
         Amount after giving effect to all
         reductions thereof on the current
         Distribution Date.................................               1.714%

      8. Collateral Invested Amount.
         --------------------------

      a. The Collateral Invested Amount for the
         current Distribution Date.........................      $41,535,919.00

      b. The Collateral Invested Amount after
         giving effect to all withdrawals, deposits, and
         payments on the current Distribution
         Date..............................................      $36,333,606.00

      9. Total Enhancement.
         ------------------

      a. The total Enhancement for the current
         Distribution Date.................................      $46,107,348.00

      b. The total Enhancement after giving
         effect to all withdrawals, deposits and
         payments on the current Distribution
         Date..............................................      $40,905,035.00

                                   57 of 106

  C.  The Pool Factor.
      ---------------

         The Pool Factor (which represents the ratio
         of the Class A Invested Amount on the last  day
         of the month ending on the Record Date
         adjusted for Class A Investor Charge-Offs set
         forth in B.5.a. above and for the distributions
         of principal set forth in A.2 above to the
         Class A Initial Invested Amount).  The amount
         of a Class A Certificateholder's pro rata share
         of the Class A Invested Amount can be determined
         by multiplying the original denomination of the
         holder's Class A Cetificate by the Pool
         Factor............................................        66.66666667%


  D.  Deficit Controlled Amortization Amount.
      --------------------------------------

      1. The Deficit Controlled Amortization Amount
         for the preceding Due Period......................              $0.00


                             FCC National Bank,
                             Servicer


                             By  /s/ James A. Harwood
                                 --------------------------

                             Title:    Vice President





                                   58 of 106

                                                                     EXHIBIT 28K

              CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT

                           FCC NATIONAL BANK


         ________________________________________________

                    FIRST CHICAGO MASTER TRUST II
                           Series 1996 - S
                          September 7, 1999

         ________________________________________________


          Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1996 - S Supplement dated as of November 01, 1996 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the September 15, 1999 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


A.  Information Regarding the Current Distribution
    ----------------------------------------------
    (Stated on the Basis of $1,000 Original Principal Amount).
    ----------------------------------------------------------

    1. The total amount of the distribution to
       Class A Certificateholders on the
       Payment Date per $1,000 interest.................................  $4.495

    2. The amount of the distribution set forth
       in paragraph 1 above in respect of
       principal on the Class A Certificates,
       per $1,000 interest..............................................  $0.000

    3. The amount of the distribution set forth in
       paragraph 1 above in respect of interest on
       the Class A Certificates, per $1,000 Interest....................  $4.495

                                   59 of 106

B.  Information Regarding the Performance of the Trust.
    --------------------------------------------------

    1. Collections of Receivables.
       --------------------------

    a. The aggregate amount of Collections of
       Receivables processed for the Due Period
       with respect to the current Distribution
       Date which were allocated in respect of
       the Investor Certificates of all Series............... $   870,165,014.43

    b. The aggregate amount of Collections of
       Receivables processed for the Due Period
       with respect to the current Distribution
       Date which were allocated in respect of
       the Series 1996 - S Certificates...................... $    14,218,657.40

    c. The aggregate amount of Collections of
       Receivables processed for the Due
       Period with respect to the current
       Distribution Date which were allocated
       in respect of the Class A Certificates................ $    12,441,325.22

    d. The amount of Collections of Receivables
       processed for the Due Period with respect
       to the current Distribution Date which were
       allocated in respect of Class A
       Certificates, per $1,000 interest..................... $           17.773

    e. The amount of Excess Spread for the Due
       Period with respect to the current
       Distribution Date..................................... $     6,995,503.77

    f. The amount of Reallocated Principal
       Collections for the Due Period with
       respect to the current Distribution Date
       allocated in respect of the
       Class A Certificates.................................. $             0.00

    g. The amount of Excess Finance Charge
       Collections allocated in respect of the
       Series 1996 - S Certificates, if any.................. $             0.00

    h. The amount of Excess Principal Collections allocated
       in respect of the Series 1996 - S Certificates,
       if any................................................ $             0.00

    2. Receivables in Trust.
       --------------------

    a. Aggregate Principal Receivables for the
       Due Period with respect to the current
       Distribution Date (which reflects the
       Principal Receivables represented by the
       Exchangeable Seller's Certificate and by
       the Investor Certificates of all Series).............. $15,948,633,985.51

                                   60 of 106

    b. The amount of Principal Receivables in
       the Trust represented by the Series 1996 - S
       Certificates (the "Invested Amount") for
       the Due Period with respect to the current
       Distribution Date....................................... $800,000,000.00

    c. The amount of Principal Receivables
       in the Trust represented by the Class A
       Certificates (the "Class A Invested Amount")
       for the Due Period with respect to the
       Current Distribution Date............................... $700,000,000.00

    d. The Invested Percentage with respect to
       Finance Charge Receivables (including
       Interchange) and Defaulted Receivables for
       the Series 1996 - S Certificates for the Due
       Period with respect to the current
       Distribution Date.......................................           5.016%

    e. The Invested Percentage with respect to
       Principal Receivables for the Series 1996 - S
       Certificates for the Due Period with respect
       to the current Distribution Date........................           5.016%

    f. The Class A Floating Percentage for the
       Due Period with respect to the current
       Distribution Date.......................................           87.50%

    g. The Class A Principal Percentage for the
       Due Period with respect to the current
       Distribution Date.......................................           87.50%

    h. The Collateral Floating Percentage for the
       Due Period with respect to the current
       Distribution Date.......................................           12.50%

    i. The Collateral Principal Percentage for the
       Due Period with respect to the current
       Distribution Date.......................................           12.50%

    3. Delinquent Balances.
       -------------------

       The aggregate amount of outstanding
       balances in the Accounts which were 30
       or more days delinquent as of the end of
       the Due Period for the current Distribution
       Date.................................................... $858,693,841.20

                                   61 of 106

    4. Investor Default Amount.
       -----------------------

    a. The aggregate amount of all Defaulted
       Receivables written off as uncollectible during the Due Period with respect to the current Distribution Date allocable to the Series 1996 - S
       Certificates (the "Investor Default Amount")

       1. Investor Default Amount......................            $4,087,770.81

       2. Recoveries...................................            $  217,686.50

       3. Net Default Receivables......................            $3,870,084.31

    b. The Class A Investor Default Amount

       1. Investor Default Amount......................            $3,576,799.46

       2. Recoveries...................................            $  190,475.69

       3. Net Default Receivables......................            $3,386,323.77

    c. The Collateral Investor Default Amount

       1. Investor Default Amount......................            $  510,971.35

       2. Recoveries...................................            $   27,210.81

       3. Net Default Receivables......................            $  483,760.54

    5. Investor Charge-offs.
       --------------------

    a. The amount of the Class A Investor
       Charge-Offs per $1,000 interest after
       reimbursement of any such Class A
       Investor Charge-Offs for the Due Period
       with respect to the current Distribution
       Date............................................            $        0.00

    b. The amount attributable to Class A
       Investor Charge-Offs, if any, by which
       the principal balance of the
       Class A Certificates exceeds the
       Class A Invested Amount as of the end
       of the day on the Record Date with
       respect to the current Distribution Date........            $        0.00

    c. The amount of the Collateral Charge-Offs,
       if any, for the Due Period with respect
       to the current Distribution Date................            $        0.00

    6. Monthly Servicing Fee.
       ---------------------

    a. The amount of the Monthly Servicing Fee
       payable by the Trust to the Servicer
       with respect to the current Distribution
       Date............................................            $  500,000.00

                                   62 of 106

    b. The amount of the Interchange Monthly
       Servicing Fee payable to the Servicer
       with respect to the current Distribution
       Date...............................................     $     833,333.34

    7. Available Cash Collateral Amount.
       --------------------------------

    a. The amount, if any, withdrawn from the Cash
       Collateral Account for the current
       Distribution Date (the "Withdrawal Amount").........    $           0.00

    b. The amount available to be withdrawn from
       the Cash Collateral Account as of the
       end of the day on the current Distribution
       Date, after giving effect to all withdrawals,
       deposits and payments to be made on such
       Distribution Date (the "Available Cash Collateral
       Amount" for the next Distribution Date).............    $   8,000,000.00

    c. The amount as computed in 7.b as a percentage of
       the Class A Invested Amount after giving effect
       to all reductions thereof on the current
       Distribution Date...................................               1.143%

    8. Collateral Invested Amount.
       --------------------------

    a. The Collateral Invested Amount for the
       current Distribution Date...........................    $ 100,000,000.00

    b. The Collateral Invested Amount after giving effect
       to all withdrawals, deposits, and payments on the
       current Distribution Date...........................    $ 100,000,000.00

    9. Total Enhancement.
       -----------------

    a. The total Enhancement for the current
       Distribution Date...................................    $ 108,000,000.00

    b. The total Enhancement after giving effect
       to all withdrawals, deposits and
       payments on the current Distribution
       Date................................................    $ 108,000,000.00

                                   63 of 106

C. The Pool Factor.
   ---------------

     The Pool Factor (which represents the ratio
     of the Class A Invested Amount on the last day
     of the month ending on the Record Date
     adjusted for Class A Investor Charge-Offs set
     forth in B.5.a. above and for the distributions
     of principal set forth in A.2 above to the
     Class A Initial Invested Amount). The amount
     of a Class A Certificateholder's pro rata share
     of the Class A Invested Amount can be determined
     by multiplying the original denomination of the
     holder's Class A Certificate by the Pool Factor.............  100.00000000%

D. Deficit Controlled Amortization Amount.
   --------------------------------------

   1. The Deficit Controlled Amortization Amount
      for the preceding Due Period............................... $         0.00

                             FCC National Bank,
                             Servicer


                             By /s/ James A. Harwood
                                _______________________

                             Title: Vice President

                                   64 of 106

                                                                     EXHIBIT 28L


                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT

                               FCC NATIONAL BANK


                  __________________________________________

                         FIRST CHICAGO MASTER TRUST II
                                Series 1997 - T
                               September 7, 1999

                  __________________________________________


          Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1997 - T Supplement dated as of October 01, 1997 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificate-holders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the September 15, 1999 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


A.   Information Regarding the Current Distribution
     ----------------------------------------------
     (Stated on the Basis of $1,000 Original Principal Amount).
     ----------------------------------------------------------

     1.   The total amount of the distribution to
          Class A Certificateholders on the
          Payment Date per $1,000 interest.................            $  4.450

     2.   The amount of the distribution set forth
          in paragraph 1 above in respect of
          principal on the Class A Certificates,
          per $1,000 interest..............................            $  0.000

     3.   The amount of the distribution set forth in
          paragraph 1 above in respect of interest on
          the Class A Certificates,
          per $1,000 interest..............................            $  4.450

                                   65 of 106

B.   Information Regarding the Performance of the Trust.
     ---------------------------------------------------

     1.   Collections of Receivables.
          ---------------------------

     a.   The aggregate amount of Collections of
          Receivables processed for the Due Period
          with respect to the current Distribution
          Date which were allocated in respect of
          the Investor Certificates of all Series..........  $   870,165,014.43

     b.   The aggregate amount of Collections of
          Receivables processed for the Due Period
          with respect to the current Distribution
          Date which were allocated in respect of
          the Series 1997 - T Certificates.................. $    12,187,420.63

     c.   The aggregate amount of Collections of
          Receivables processed for the Due
          Period with respect to the current
          Distribution Date which were allocated
          in respect of the Class A Certificates...........  $    10,663,993.05

     d.   The amount of Collections of Receivables
          processed for the Due Period with respect
          to the current Distribution Date which were
          allocated in respect of Class A
          Certificates, per $1,000 interest................  $           17.773

     e.   The amount of Excess Spread for the Due
          Period with respect to the current
          Distribution Date................................  $     6,023,046.09

     f.   The amount of Reallocated Principal
          Collections for the Due Period with
          respect to the current Distribution
          Date allocated in respect of the
          Class A Certificates.............................  $             0.00

     g.   The amount of Excess Finance Charge
          Collections allocated in respect of the Series
          1997 - T Certificates, if any....................  $             0.00

     h.   The amount of Excess Principal Collections
          allocated in respect of
          the Series 1997 - T Certificates, if any.........  $             0.00

     2.   Receivables in Trust.
          --------------------

     a.   Aggregate Principal Receivables for the
          Due Period with respect to the current
          Distribution Date (which reflects the
          Principal Receivables represented by the
          Exchangeable Seller's Certificate and by
          the Investor Certificates of all Series).........  $15,948,633,985.51

                                   66 of 106

       b. The  amount of Principal Receivables in
          the Trust represented by the Series 1997 - T
          Certificates (the "Adjusted Invested Amount") for
          the Due Period with respect to the current
          Distribution Date.................................... $685,714,286.00

       c. The  amount of Principal Receivables
          in the Trust represented by the Class A
          Certificates (the "Class A Adjusted Invested Amount")
          for the Due Period with respect to the
          current Distribution Date............................ $600,000,000.00

       d. The Invested  Amount for the Due Period
          with respect to the current Distribution
          Date................................................. $685,714,286.00

       e. The Class A Invested  Amount for the Due
          Period with respect to the current
          Distribution Date.................................... $600,000,000.00

       f. The Invested Percentage with respect to
          Finance Charge Receivables (including
          Interchange) and Defaulted Receivables for
          the Series 1997 - T  Certificates for the Due
          Period with respect to the current
          Distribution Date....................................           4.300%

       g. The Invested Percentage with respect to
          Principal Receivables for the Series 1997 - T
          Certificates for the Due Period with respect
          to the current Distribution Date.....................           4.300%

       h. The Class A Floating Percentage for the
          Due Period with respect to the current
          Distribution Date....................................           87.50%

       i. The Class A Principal Percentage for the
          Due Period with respect to the current
          Distribution Date....................................           87.50%

       j. The Collateral Floating Percentage for the
          Due Period with respect to the current
          Distribution Date....................................           12.50%

       k. The Collateral Principal Percentage for the
          Due Period with respect to the current
          Distribution Date....................................           12.50%


       3. Delinquent Balances.
          -------------------

          The aggregate amount of outstanding
          balances in the Accounts which were 30
          or more days delinquent as of the end of
          the Due Period for the current Distribution
          Date................................................. $858,693,841.20

                                   67 of 106

       4. Investor Default Amount.
          -----------------------

       a. The aggregate amount of all Defaulted
          Receivables written off as uncollectible during the Due Period with respect to the current Distribution Date allocable to the Series 1997 - T
          Certificates (the "Investor Default Amount").

          1.   Investor Default Amount.....................   $    3,503,803.56

          2.   Recoveries..................................   $      186,588.43

          3.   Net Default Receivables.....................   $    3,317,215.13

       b. The Class A Investor Default Amount

          1.   Investor Default Amount.....................   $    3,065,828.11

          2.   Recoveries..................................   $      163,264.88

          3.   Net Default Receivables.....................   $    2,902,563.23

       c. The Collateral Investor Default Amount

          1.   Investor Default Amount.....................   $      437,975.45

          2.   Recoveries..................................   $       23,323.55

          3.   Net Default Receivables.....................   $      414,651.90

       5. Investor Charge-offs.
          --------------------

       a. The amount of the Class A Investor
          Charge-Offs per $1,000 interest after
          reimbursement of any such Class A
          Investor Charge-Offs for the Due Period
          with respect to the current Distribution
          Date.............................................   $            0.00

       b. The amount attributable to Class A Investor
          Charge-Offs, if any, by which the principal balance
          of the Class A Certificates exceeds the
          Class A Adjusted Invested Amount as of the end
          of the day on the Record Date with
          respect to the current Distribution
          Date.............................................   $            0.00

       c. The amount of the Collateral Charge-
          Offs, if any, for the Due Period with
          respect to the current Distribution
          Date.............................................   $            0.00

       6. Monthly Servicing Fee.
          ---------------------

       a. The amount of the Monthly Servicing Fee
          payable by the Trust to the Servicer
          with respect to the current Distribution
          Date.............................................   $      428,571.43

                               68 of 106

       b. The amount of the Interchange Monthly
          Servicing Fee payable to the Servicer
          with respect to the current Distribution
          Date.............................................      $   714,285.71

       7. Available Cash Collateral Amount.
          --------------------------------

       a. The amount, if any, withdrawn
          from the Cash Collateral Account
          for the current Distribution Date
          (the "Withdrawal Amount")........................      $         0.00

       b. The amount available to be withdrawn from
          the Cash Collateral Account as of the
          end of the day on the current Distribution
          Date, after giving effect to all withdrawals,
          deposits and payments to be made on
          such Distribution Date (the
          "Available Cash Collateral Amount"
          for the next Distribution Date)..................      $ 6,857,143.00

       c. The amount as computed in 7.b as a
          percentage of the Class A Adjusted Invested
          Amount after giving effect to all reductions
          thereof on the current Distribution
          Date.............................................               1.143%

       8. Collateral Invested Amount.
          --------------------------

       a. The Collateral Invested Amount for the
          current Distribution Date........................      $85,714,286.00

       b. The Collateral Invested Amount after
          giving effect to all withdrawals,
          deposits, and payments on the current
          Distribution Date................................      $85,714,286.00

       9. Total Enhancement.
          -----------------

       a. The total Enhancement for the current
          Distribution Date................................      $92,571,429.00

       b. The total Enhancement after giving effect
          to all withdrawals, deposits and payments
          on the current Distribution Date.................      $92,571,429.00

                                69 of 106

   C.  The Pool Factor.
       ---------------

           The Pool Factor (which represents the ratio
           of the Class A Adjusted Invested Amount on the last
           day of the month ending on the Record Date
           adjusted for Class A Investor Charge-Offs set
           forth in B.5.a. above and for the distributions
           of principal set forth in A.2 above to the
           Class A Initial Invested Amount).  The amount
           of a Class A Certificateholder's pro rata share
           of the Class A Invested Amount can be determined
           by multiplying the original denomination of the
           holder's Class A Certificate by the Pool
           Factor..........................................        100.00000000%

   D.  Principal Funding Account.
       -------------------------
       1. The Principal Funding Investment Proceeds
          deposited in the Collection Account for the
          current Distribution Date to be treated as
          Class A Available Funds..........................     $          0.00

       2. The Excess Principal Funding Investment
          Proceeds for the current Distribution Date.......     $          0.00

       3. The Principal Funding Account Balance as of
          the end of day on the current Distribution
          Date.............................................     $          0.00

       4. The Deficit Controlled Accumulation Amount
          for the preceding Due Period.....................     $          0.00

   E.  Reserve Account.
       ---------------
       1. The Reserve Draw Amount for the current
          Distribution Date................................     $          0.00

       2. The amount on deposit in the Reserve Account
          as of the end of the day on the current
          Distribution Date (the "Available Reserve
          Account Amount" for the next Distribution Date)..     $  1,500,000.00



                             FCC National Bank,
                             Servicer





                             By    /s/ James A. Harwood
                                   --------------------------------
                             Title:    Vice President

                                   70 of 106

                                                                     EXHIBIT 28M


                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT

                               FCC NATIONAL BANK

            ___________________________________________________

                         FIRST CHICAGO MASTER TRUST II
                                Series 1997 - U
                               September 7, 1999

            ___________________________________________________

     Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1997 - U Supplement dated as of October 01, 1997 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificate-holders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the September 15, 1999 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.



A.   Information Regarding the Current Distribution
     ----------------------------------------------
     (Stated on the Basis of $1,000 Original Principal Amount).
     ---------------------------------------------------------

     1.   The total amount of the distribution to
          Class A Certificateholders on the
          Payment Date per $1,000 interest..................              $4.486

     2.   The amount of the distribution set forth
          in paragraph 1 above in respect of
          principal on the Class A Certificates,
          per $1,000 interest...............................              $0.000

     3.   The amount of the distribution set forth in
          paragraph 1 above in respect of interest on
          the Class A Certificates,
          per $1,000 interest...............................              $4.486

                                   71 of 106

B.   Information Regarding the Performance of the Trust.
     --------------------------------------------------

     1.   Collections of Receivables.
          --------------------------

     a.   The aggregate amount of Collections of
          Receivables processed for the Due Period
          with respect to the current Distribution
          Date which were allocated in respect of
          the Investor Certificates of all Series...........  $   870,165,014.43

     b.   The aggregate amount of Collections of
          Receivables processed for the Due Period
          with respect to the current Distribution
          Date which were allocated in respect of
          the Series 1997 - U Certificates..................  $     8,124,947.12

     c.   The aggregate amount of Collections of
          Receivables processed for the Due
          Period with respect to the current
          Distribution Date which were allocated
          in respect of the Class A Certicates..............  $     7,109,328.70

     d.   The amount of Collections of Receivables
          processed for the Due Period with respect
          to the current Distribution Date which were
          allocated in respect of Class A
          Certificates, per $1,000 interest.................  $           17.773

     e.   The amount of Excess Spread for the Due
          Period with respect to the current
          Distribution Date.................................  $     4,000,764.09

     f.   The amount of Reallocated Principal
          Collections for the Due Period with
          respect to the current Distribution
          Date allocated in respect of the
          Class A Certificates..............................  $             0.00

     g.   The amount of Excess Finance Charge
          Collections allocated in respect of the Series
          1997 - U Certificates, if any.....................  $             0.00

     h.   The amount of Excess Principal Collections
          allocated in respect of the Series 1997 - U
          Certificates, if any..............................  $             0.00

     2.   Receivables in Trust.
          --------------------

     a.   Aggregate Principal Receivables for the
          Due Period with respect to the current
          Distribution Date (which reflects the
          Principal Receivables represented by the
          Exchangeable Seller's Certificate and by
          the Investor Certificates of all Series)..........  $15,948,633,985.51

                                   72 of 106

     b.   The amount of Principal Receivables in
          the Trust represented by the Series 1997 - U
          Certificates (the "Adjusted Invested Amount") for
          the Due Period with respect to the current
          Distribution Date.................................     $457,142,858.00

     c.   The amount of Principal Receivables
          in the Trust represented by the Class A
          Certificates (the "Class A Adjusted Invested
          Amount") for the Due Period with respect to the
          current Distribution Date.........................     $400,000,000.00

     d.   The Invested Amount for the Due Period
          with respect to the current Distribution
          Date..............................................     $457,142,858.00

     e.   The Class A Invested Amount for the Due
          Period with respect to the current
          Distribution Date.................................     $400,000,000.00

     f.   The Invested Percentage with respect to
          Finance Charge Receivables (including
          Interchange) and Defaulted Receivables for
          the Series 1997 - U  Certificates for the Due
          Period with respect to the current
          Distribution Date.................................              2.866%

     g.   The Invested Percentage with respect to
          Principal Receivables for the Series 1997 - U
          Certificates for the Due Period with respect
          to the current Distribution Date..................              2.866%

     h.   The Class A Floating Percentage for the
          Due Period with respect to the current
          Distribution Date.................................              87.50%

     i.   The Class A Principal Percentage for the
          Due Period with respect to the current
          Distribution Date.................................              87.50%

     j.   The Collateral Floating Percentage for the
          Due Period with respect to the current
          Distribution Date.................................              12.50%

     k.   The Collateral Principal Percentage for the
          Due Period with respect to the current
          Distribution Date.................................              12.50%

     3.   Delinquent Balances.
          -------------------

          The aggregate amount of outstanding
          balances in the Accounts which were 30
          or more days delinquent as of the end of
          the Due Period for the current Distribution
          Date..............................................     $858,693,841.20

                                   73 of 106

     4.   Investor Default Amount.
          -----------------------

     a.   The aggregate amount of all Defaulted
          Receivables written off as uncollectible during the Due Period with respect to the current Distribution Date allocable to the Series 1997 - U
          Certificates (the "Investor Default Amount").

          1.   Investor Default Amount......................       $2,335,869.04

          2.   Recoveries...................................       $  124,392.29

          3.   Net Default Receivables......................       $2,211,476.75


     b.   The Class A Investor Default Amount

          1.   Investor Default Amount......................       $2,043,885.41

          2.   Recoveries...................................       $  108,843.25

          3.   Net Default Receivables......................       $1,935,042.16

     c.   The Collateral Investor Default Amount

          1.   Investor Default Amount......................       $  291,983.63

          2.   Recoveries...................................       $   15,549.04

          3.   Net Default Receivables......................       $  276,434.59

     5.   Investor Charge-offs.
          --------------------

     a.   The amount of the Class A Investor
          Charge-Offs per $1,000 interest after
          reimbursement of any such Class A
          Investor Charge-Offs for the Due Period
          with respect to the current Distribution
          Date..............................................       $        0.00

     b.   The amount attributable to Class A Investor
          Charge-Offs, if any, by which the principal balance
          of the Class A Certificates exceeds the
          Class A Adjusted Invested Amount as of the end
          of the day on the Record Date with
          respect to the current Distribution
          Date..............................................       $        0.00

     c.   The amount of the Collateral Charge-
          Offs, if any, for the Due Period with
          respect to the current Distribution
          Date..............................................       $        0.00

     6.   Monthly Servicing Fee.
          ---------------------

     a.   The amount of the Monthly Servicing Fee
          payable by the Trust to the Servicer
          with respect to the current Distribution
          Date..............................................       $  285,714.29

                                   74 of 106

     b.   The amount of the Interchange Monthly
          Servicing Fee payable to the Servicer
          with respect to the current Distribution
          Date..............................................      $   476,190.48

     7.   Available Cash Collateral Amount.
          --------------------------------

     a.   The amount, if any, withdrawn
          from the Cash Collateral Account
          for the current Distribution Date
          the "Withdrawal Amount")..........................      $         0.00

     b.   The amount available to be withdrawn from
          the Cash Collateral Account as of the
          end of the day on the current Distribution
          Date, after giving effect to all withdrawals,
          deposits and payments to be made on such
          Distribution Date (the "Available Cash Collateral
          Amount" for the next Distribution Date)...........      $ 4,571,429.00

     c.   The amount as computed in 7.b as a
          percentage of the Class A Adjusted Invested
          Amount after giving effect to all
          reductions thereof on the current
          Distribution Date.................................              1.143%

     8.   Collateral Invested Amount.
          --------------------------

     a.   The Collateral Invested Amount for the
          current Distribution Date.........................      $57,142,858.00

     b.   The Collateral Invested Amount after
          giving effect to all withdrawals,
          deposits, and payments on the current
          Distribution Date.................................      $57,142,858.00

     9.   Total Enhancement.
          -----------------

     a.   The total Enhancement for the current
          Distribution Date.................................      $61,714,287.00

     b.   The total Enhancement after giving
          effect to all withdrawals, deposits and
          payments on the current Distribution
          Date..............................................      $61,714,287.00

                                   75 of 106

C.   The Pool Factor.
     ---------------

          The Pool Factor (which represents the ratio
          of the Class A Adjusted Invested Amount on the last
          day of the month ending on the Record Date
          adjusted for Class A Investor Charge-Offs set
          forth in B.5.a. above and for the distributions
          of principal set forth in A.2 above to the
          Class A Initial Invested Amount).  The amount
          of a Class A Certificateholder's pro rata share
          of the Class A Invested Amount can be determined
          by multiplying the original denomination of the
          holder's Class A Certificate by the Pool
          Factor............................................       100.00000000%

D.   Principal Funding Account.
     -------------------------

     1.   The Principal Funding Investment Proceeds
          deposited in the Collection Account for the
          current Distribution Date to be treated as
          Class A Available Funds...........................               $0.00

     2.   The Excess Principal Funding Investment
          Proceeds for the current Distribution Date........               $0.00

     3.   The Principal Funding Account Balance as of
          the end of day on the current Distribution
          Date..............................................               $0.00

     4.   The Deficit Controlled Accumulation Amount
          for the preceding Due Period......................               $0.00

E.   Reserve Account.
     ---------------

     1.   The Reserve Draw Amount for the current
          Distribution Date.................................               $0.00

     2.   The amount on deposit in the Reserve Account
          as of the end of the day on the current
          Distribution Date (the "Available Reserve
          Account Amount" for the next Distribution Date)...               $0.00


                             FCC National Bank,
                             Servicer


                             By     /s/ James A. Harwood
                                   -----------------------------
                             Title:        Vice President

                                   76 of 106

                                                                     EXHIBIT 28N

                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT

                               FCC NATIONAL BANK



             ___________________________________________________

                         FIRST CHICAGO MASTER TRUST II
                                Series 1998 - V
                               September 7, 1999

             ___________________________________________________


          Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1998 - V Supplement dated as of November 01, 1998 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the September 15, 1999 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


   A.  Information Regarding the Current Distribution
       ----------------------------------------------
       (Stated on the Basis of $1,000 Original Principal
       -------------------------------------------------
       Amount).
       -------

       1. The total amount of the distribution to
          Class A Certificateholders on the
          Payment Date per $1,000 interest......................       $  4.624

       2. The amount of the distribution set forth
          in paragraph 1 above in respect of
          principal on the Class A Certificates,
          per $1,000 interest...................................       $  0.000

       3. The amount of the distribution set forth in
          paragraph 1 above in respect of interest on
          the Class A Certificates,
          per $1,000 interest...................................       $  4.624

                                   77 of 106

   B.  Information Regarding the Performance of the Trust.
       --------------------------------------------------

       1. Collections of Receivables.
          --------------------------

       a. The aggregate amount of Collections of
          Receivables processed for the Due Period
          with respect to the current Distribution
          Date which were allocated in respect of
          the Investor Certificates of all Series............ $   870,165,014.43

       b. The aggregate amount of Collections of
          Receivables processed for the Due Period
          with respect to the current Distribution
          Date which were allocated in respect of
          the Series 1998 - V Certificates................... $    20,312,367.71

       c. The aggregate amount of Collections of
          Receivables processed for the Due
          Period with respect to the current
          Distribution Date which were allocated
          in respect of the Class A Certificates............. $    17,773,321.75

       d. The amount of Collections of Receivables
          processed for the Due Period with respect
          to the current Distribution Date which were
          allocated in respect of Class A
          Certificates, per $1,000 interest.................. $           17.773

       e. The amount of Excess Spread for the Due
          Period with respect to the current
          Distribution Date.................................. $     9,864,410.16

       f. The amount of Reallocated Principal
          Collections for the Due Period with
          respect to the current Distribution
          Date allocated in respect of the
          Class A Certificates............................... $             0.00

       g. The amount of Excess Finance Charge
          Collections allocated in respect of the Series
          1998 - V Certificates, if any...................... $             0.00

       h. The amount of Excess Principal Collections
          allocated in respect of
          the Series 1998 - V Certificates, if any........... $             0.00


       2. Receivables in Trust.
          --------------------

       a. Aggregate Principal Receivables for the
          Due Period with respect to the current
          Distribution Date (which reflects the
          Principal Receivables represented by the
          Exchangeable Seller's Certificate and by
          the Investor Certificates of all Series)........... $15,948,633,985.51

                                   78 of 106

       b. The amount of Principal Receivables in
          the Trust represented by the Series 1998 - V
          Certificates (the "Adjusted Invested Amount") for
          the Due Period with respect to the current
          Distribution Date.................................. $1,142,857,143.00

       c. The amount of Principal Receivables in the
          Trust represented by the Class A
          Certificates (the "Class A Adjusted Invested
          Amount") for the Due Period with respect to
          the current Distribution Date...................... $1,000,000,000.00

       d. The Invested Amount for the Due Period
          with respect to the current
          Distribution Date.................................. $1,142,857,143.00

       e. The Class A Invested Amount for the Due
          Period with respect to the current
          Distribution Date.................................. $1,000,000,000.00

       f. The Invested Percentage with respect to
          Finance Charge Receivables (including
          Interchange) and Defaulted Receivables for
          the Series 1998 - V  Certificates for the Due
          Period with respect to the current
          Distribution Date..................................             7.166%

       g. The Invested Percentage with respect to
          Principal Receivables for the Series 1998 - V
          Certificates for the Due Period with respect
          to the current Distribution Date...................             7.166%

       h. The Class A Floating Percentage for the
          Due Period with respect to the current
          Distribution Date..................................             87.50%

       i. The Class A Principal Percentage for the
          Due Period with respect to the current
          Distribution Date..................................             87.50%

       j. The Collateral Floating Percentage for the
          Due Period with respect to the current
          Distribution Date..................................             12.50%

       k. The Collateral Principal Percentage for the
          Due Period with respect to the current
          Distribution Date..................................             12.50%

       3. Delinquent Balances.
          -------------------

          The aggregate amount of outstanding
          balances in the Accounts which were 30
          or more days delinquent as of the end of
          the Due Period for the current Distribution
          Date............................................... $  858,693,841.20

                                   79 of 106

     4.   Investor Default Amount.
          ------------------------

     a.   The aggregate amount of all Defaulted
          Receivables written off as uncollectible during the Due Period with respect to the current Distribution Date allocable to the Series 1998 - V
          Certificates (the "Investor Default Amount").

          1.   Investor Default Amount..........................  $5,839,672.58

          2.   Recoveries.......................................  $  310,980.71

          3.    Net Default Receivables.........................  $5,528,691.87

     b.   The Class A Investor Default Amount

          1.    Investor Default Amount.........................  $5,109,713.51

          2.    Recoveries......................................  $  272,108.13

          3.    Net Default Receivables.........................  $4,837,605.38

     c.   The Collateral Investor Default Amount

          1.    Investor Default Amount.........................  $  729,959.07

          2.    Recoveries......................................  $   38,872.58

          3.    Net Default Receivable..........................  $  691,086.49

     5.   Investor Charge-offs.
          ---------------------

     a.   The amount of the Class A Investor
          Charge-Offs per $1,000 interest after
          reimbursement of any such Class A
          Investor Charge-Offs for the Due Period
          with respect to the current Distribution
          Date..................................................  $        0.00

     b.   The amount attributable to Class A Investor
          Charge-Offs, if any, by which the principal balance
          of the Class A Certificates exceeds the
          Class A Adjusted Invested Amount as of the end
          of the day on the Record Date with
          respect to the current Distribution
          Date..................................................  $        0.00

     c.   The amount of the Collateral Charge-
          Offs, if any, for the Due Period with
          respect to the current Distribution
          Date..................................................  $        0.00

     6.   Monthly Servicing Fee.
          ----------------------

     a.   The amount of the Monthly Servicing Fee
          payable by the Trust to the Servicer
          with respect to the current Distribution
          Date..................................................  $  714,285.71

                                   80 of 106

     b.   The amount of the Interchange Monthly
          Servicing Fee payable to the Servicer
          with respect to the current Distribution
          Date.................................................  $ 1,190,476.19

     7.   Available Cash Collateral Amount.
          ---------------------------------

     a.   The amount, if any, withdrawn
          from the Cash Collateral Account
          for the current Distribution Date
          (the "Withdrawal Amount".............................  $         0.00

     b.   The amount available to be withdrawn from
          the Cash Collateral Account as of the
          end of the day on the current Distribution
          Date, after giving effect to all
          withdrawals, deposits and payments to be
          made on such Distribution Date (the
          "Available Cash Collateral Amount"
          for the next distribution date.......................  $11,428,572.00

     c.   The amount as computed in 7.b as a
          percentage of the Class A Adjusted Invested
          Amount after giving effect to all reductions
          thereof on the current Distribution
          Date.................................................           1.143%

     8.   Collateral Invested Amount.
          ---------------------------

     a.   The Collateral Invested Amount for the
          current Distribution Date............................ $142,857,143.00

     b.   The Collateral Invested Amount after
          giving effect to all withdrawals,
          deposits, and payments on the current
          Distribution Date.................................... $142,857,143.00

     9.   Total Enhancement.
          -----------------

     a.   The total Enhancement for the current
          Distribution Date.................................... $154,285,715.00

     b.   The total Enhancement after giving effect
          to all withdrawals, deposits and
          payments on the current Distribution
          Date................................................. $154,285,715.00

                                   81 of 106

C.  The Pool Factor.
    ---------------

        The Pool Factor (which represents the ratio
        of the Class A Adjusted Invested Amount on the last
        day of the month ending on the Record Date
        adjusted for Class A Investor Charge-Offs set
        forth in B.5.a. above and for the distributions
        of principal set forth in A.2 above to the
        Class A Initial Invested Amount).  The amount
        of a Class A Certificateholder's pro rata share
        of the Class A Invested Amount can be determined
        by multiplying the original denomination of the
        holder's Class A Certificate by the Pool
        Factor................................................     100.00000000%

D.  Principal Funding Account.
    -------------------------

    1.  The Principal Funding Investment Proceeds
        deposited in the Collection Account for the
        current Distribution Date to be treated as
        Class A Available Funds...............................    $        0.00

    2.  The Excess Principal Funding Investment
        Proceeds for the current Distribution Date............    $        0.00

    3.  The Principal Funding Account Balance as of
        the end of day on the current Distribution
        Date..................................................    $        0.00

    4.  The Deficit Controlled Accumulation Amount
        for the preceding Due Period..........................    $        0.00

E.  Reserve Account.
    ---------------

    1.  The Reserve Draw Amount for the current
        Distribution Date...................................      $        0.00

    2.  The amount on deposit in the Reserve Account
        as of the end of the day on the current
        Distribution Date (the "Available Reserve
        Account Amount" for the next Distribution Date).....      $        0.00


                             FCC National Bank,
                             Servicer


                             By   /s/ James A. Harwood
                                  ---------------------
                             Title: Vice President

                                   82 of 106

                                                                     EXHIBIT 28O


                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT
                               FCC NATIONAL BANK


                 ____________________________________________


                         FIRST CHICAGO MASTER TRUST II
                                Series 1999 - W
                               September 7, 1999

                 ____________________________________________


          Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1999 - W Supplement dated as of March 01, 1999 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificate-holders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the September 15, 1999 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.



   A.  Information Regarding the Current Distribution
       ----------------------------------------------
       (Stated on the Basis of $1,000 Original Principal
       -------------------------------------------------
       Amount).
       -------

       1.  The total amount of the distribution to
           Class A Certificateholders on the
           Payment Date per $1,000 interest...................           $4.482


       2.  The amount of the distribution set forth
           in paragraph 1 above in respect of
           principal on the Class A Certificates,
           per $1,000 interest................................           $0.000

       3.  The amount of the distribution set forth in
           paragraph 1 above in respect of interest on
           the Class A Certificates, per $1,000 interest......           $4.482

                                   83 of 106

   B.  Information Regarding the Performance of the Trust.
       --------------------------------------------------

       1.  Collections of Receivables.
           --------------------------

       a.  The aggregate amount of Collections of
           Receivables processed for the Due Period
           with respect to the current Distribution
           Date which were allocated in respect of
           the Investor Certificates of all Series.........  $   870,165,014.43

       b.  The aggregate amount of Collections of
           Receivables processed for the Due Period
           with respect to the current Distribution
           Date which were allocated in respect of
           the Series 1999 - W Certificates................  $    15,234,275.79

       c.  The aggregate amount of Collections of
           Receivables processed for the Due
           Period with respect to the current
           Distribution Date which were allocated
           in respect of the Class A Certificates..........  $    13,329,991.30

       d.  The amount of Collections of Receivables
           processed for the Due Period with respect
           to the current Distribution Date which were
           allocated in respect of Class A
           Certificates, per $1,000 interest...............  $           17.773

       e.  The amount of Excess Spread for the Due
           Period with respect to the current
           Distribution Date...............................  $     7,504,557.62

       f.  The amount of Reallocated Principal
           Collections for the Due Period with
           respect to the current Distribution
           Date allocated in respect of the
           Class A Certificates............................  $             0.00

       g.  The amount of Excess Finance Charge
           Collections allocated in respect of the Series
           1999 - W Certificates, if any...................  $             0.00

       h.  The amount of Excess Principal Collections
           allocated in respect of
           the Series 1999 - W Certificates, if any........  $             0.00

       2.  Receivables in Trust.
           --------------------

       a.  Aggregate Principal Receivables for the
           Due Period with respect to the current
           Distribution Date (which reflects the
           Principal Receivables represented by the
           Exchangeable Seller's Certificate and by
           the Investor Certificates of all Series)........  $15,948,633,985.51

                                   84 of 106

       b.  The amount of Principal Receivables in
           the Trust represented by the Series 1999 - W
           Certificates (the "Adjusted Invested Amount")
           for the Due Period with respect to the current
           Distribution Date...............................    $857,142,857.00

       c.  The amount of Principal Receivables
           in the Trust represented by the Class A
           Certificates (the "Class A Adjusted Invested
           Amount") for the Due Period with respect to the
           current Distribution Date.......................    $750,000,000.00

       d.  The Invested Amount for the Due Period
           with respect to the current Dist-
           tribution Date..................................    $857,142,857.00

       e.  The Class A Invested  Amount for the Due
           Period with respect to the current
           Distribution Date...............................    $750,000,000.00

       f.  The Invested Percentage with respect to
           Finance Charge Receivables (including
           Interchange) and Defaulted Receivables for
           the Series 1999 - W  Certificates for the Due
           Period with respect to the current
           Distribution Date...............................              5.374%

       g.  The Invested Percentage with respect to
           Principal Receivables for the Series 1999 - W
           Certificates for the Due Period with respect
           to the current Distribution Date................              5.374%

       h.  The Class A Floating Percentage for the
           Due Period with respect to the current
           Distribution Date...............................              87.50%

       i.  The Class A Principal Percentage for the
           Due Period with respect to the current
           Distribution Date...............................              87.50%

       j.  The Collateral Floating Percentage for the
           Due Period with respect to the current
           Distribution Date...............................              12.50%

       k.  The Collateral Principal Percentage for the
           Due Period with respect to the current
           Distribution Date...............................              12.50%

       3.  Delinquent Balances.
           --------------------

           The aggregate amount of outstanding
           balances in the Accounts which were 30
           or more days delinquent as of the end of
           the Due Period for the current Distribution
           Date............................................    $858,693,841.20

                                   85 of 106

       4.  Investor Default Amount.
           -----------------------

       a.  The aggregate amount of all Defaulted
           Receivables written off as uncollectible during the Due Period with respect to the current Distribution Date allocable to the Series 1999 - W
           Certificates (the "Investor Default Amount").

           1.  Investor Default Amount.....................       $4,379,754.44

           2.  Recoveries..................................       $ 233,235.533

           3.  Net Default Receivables.....................       $4,146,518.91

       b.  The Class A Investor Default Amount

           1.  Investor Default Amount.....................       $3,832,285.13

           2.  Recoveries..................................       $  204,081.09

           3.  Net Default Receivables.....................       $3,628,204.04

       c.  The Collateral Investor Default Amount

           1.  Investor Default Amount.....................       $  547,469.31

           2.  Recoveries..................................       $   29,154.44

           3.  Net Default Receivables.....................       $  518,314.87

       5.  Investor Charge-offs.
           --------------------

       a.  The amount of the Class A Investor
           Charge-Offs per $1,000 interest after
           reimbursement of any such Class A
           Investor Charge-Offs for the Due Period
           with respect to the current Distribution
           Date............................................       $        0.00

       b.  The amount attributable to Class A Investor
           Charge-Offs, if any, by which the principal
           balance of the Class A Certificates exceeds
           the Class A Adjusted Invested Amount as of the
           end of the day on the Record Date with
           respect to the current Distribution Date........       $        0.00

       c.  The amount of the Collateral Charge-Offs,
           if any, for the Due Period with respect
           to the current Distribution Date................       $        0.00

       6.  Monthly Servicing Fee.
           ---------------------

       a.  The amount of the Monthly Servicing Fee
           payable by the Trust to the Servicer
           with respect to the current Distribution
           Date............................................       $  535,714.29

                                   86 of 106

       b.  The amount of the Interchange Monthly
           Servicing Fee payable to the Servicer
           with respect to the current Distribution
           Date............................................     $    892,857.14

       7.  Available Cash Collateral Amount.
           --------------------------------

       a.  The amount, if any, withdrawn
           from the Cash Collateral Account
           for the current Distribution Date
           (the "Withdrawal Amount").......................     $          0.00

       b.  The amount available to be withdrawn from
           the Cash Collateral Account as of the
           end of the day on the current Distribution
           Date, after giving effect to all with-
           drawals, deposits and payments to be
           made on such Distribution Date (the
           "Available Cash Collateral Amount"
           for the next Distribution Date).................     $  8,571,429.00

       c.  The amount as computed in 7.b as a
           percentage of the Class A Adjusted Invested
           Amount after giving effect to all re-
           ductions thereof on the current Dist-
           tribution Date..................................               1.143%

       8.  Collateral Invested Amount.
           --------------------------

       a.  The Collateral Invested Amount for the
           current Distribution Date.......................     $107,142,857.00

       b.  The Collateral Invested Amount after
           giving effect to all withdrawals,
           deposits, and payments on the current
           Distribution Date...............................     $107,142,857.00

       9.  Total Enhancement.
           -----------------

       a.  The total Enhancement for the current
           Distribution Date...............................     $115,714,286.00

       b.  The total Enhancement after giving ef-
           fect to all withdrawals, deposits and
           payments on the current Distribution
           Date............................................     $115,714,286.00

                                   87 of 106

   C.  The Pool Factor.
       ---------------

           The Pool Factor (which represents the ratio
           of the Class A Adjusted Invested Amount on the
           last day of the month ending on the Record Date
           adjusted for Class A Investor Charge-Offs set
           forth in B.5.a. above and for the distributions
           of principal set forth in A.2 above to the
           Class A Initial Invested Amount).  The amount
           of a Class A Certificateholder's pro rata share
           of the Class A Invested Amount can be determined
           by multiplying the original denomination of the
           holder's Class A Certificate by the Pool
           Factor..........................................        100.00000000%

   D.  Principal Funding Account.
       -------------------------

       1.  The Principal Funding Investment Proceeds
           deposited in the Collection Account for the
           current Distribution Date to be treated as
           Class A Available Funds.........................               $0.00

       2.  The Excess Principal Funding Investment
           Proceeds for the current Distribution Date......               $0.00

       3.  The Principal Funding Account Balance as of
           the end of day on the current Distribution
           Date............................................               $0.00

       4.  The Deficit Controlled Accumulation Amount
           for the preceding Due Period....................               $0.00

   E.
       Reserve Account.
       ---------------

       1.  The Reserve Draw Amount for the current
           Distribution Date...............................               $0.00

       2.  The amount on deposit in the Reserve Account
           as of the end of the day on the current
           Distribution Date (the "Available Reserve Account
           Amount" for the next Distribution Date).........               $0.00



                             FCC National Bank,
                             Servicer




                             By    /s/ James A. Harwood
                                   -------------------------------
                             Title: Vice President


                                   88 of 106

                                                                     EXHIBIT 28P

                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT

                               FCC NATIONAL BANK


--------------------------------------------------------------------------------

                         FIRST CHICAGO MASTER TRUST II
                                Series 1999 - X
                               September 7, 1999

--------------------------------------------------------------------------------

     Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1999 - X Supplement dated as of June 01, 1999 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the September 15, 1999 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

A.   Information Regarding the Current Distribution (Stated on the Basis of
     ----------------------------------------------------------------------
     $1,000 Original Principal Amount).
     ---------------------------------

     1.   The total amount of the distribution to
          Class A Certificateholders on the
          Payment Date per $1,000 interest........................  $4.516


     2.   The amount of the distribution set forth
          in paragraph 1 above in respect of
          principal on the Class A Certificates,
          per $1,000 interest.....................................  $0.000

     3.   The amount of the distribution set forth in
          paragraph 1 above in respect of interest on
          the Class A Certificates,
          per $1,000 interest.....................................  $4.516

                                   89 of 106

B.   Information Regarding the Performance of the Trust.
     --------------------------------------------------

     1.   Collections of Receivables.
          ---------------------------

     a.   The aggregate amount of Collections of
          Receivables processed for the Due Period
          with respect to the current Distribution
          Date which were allocated in respect of
          the Investor Certificates of all Series.........    $   870,165,014.43

     b.   The aggregate amount of Collections of
          Receivables processed for the Due Period
          with respect to the current Distribution
          Date which were allocated in respect of
          the Series 1999 - X Certificates................    $    15,234,275.79

     c.   The aggregate amount of Collections of
          Receivables processed for the Due
          Period with respect to the current
          Distribution Date which were allocated
          in respect of the Class A Certificates..........    $    13,329,991.30

     d.   The amount of Collections of Receivables
          processed for the Due Period with respect
          to the current Distribution Date which were
          allocated in respect of Class A
          Certificates, per $1,000 interest...............    $           17.773

     e.   The amount of Excess Spread for the Due
          Period with respect to the current
          Distribution Date...............................    $     7,479,557.62

     f.   The amount of Reallocated Principal
          Collections for the Due Period with
          respect to the current Distribution
          Date allocated in respect of the
          Class A Certificates............................    $             0.00

     g.   The amount of Excess Finance Charge
          Collections allocated in respect of the Series
          1999 - X Certificates, if any...................    $             0.00

     h.   The amount of Excess Principal Collections
          allocated in respect of
          the Series 1999 - X Certificates, if any........    $             0.00

     2.   Receivables in Trust.
          --------------------

     a.   Aggregate Principal Receivables for the
          Due Period with respect to the current
          Distribution Date (which reflects the
          Principal Receivables represented by the
          Exchangeable Seller's Certificate and by
          the Investor Certificates of all Series).........   $15,948,633,985.51

                                   90 of 106

     b.   The amount of Principal Receivables in
          the Trust represented by the Series 1999 - X
          Certificates (the "Adjusted Invested Amount") for
          the Due Period with respect to the current
          Distribution Date................................     $857,142,857.00

     c.   The amount of Principal Receivables
          in the Trust represented by the Class A
          Certificates (the "Class A Adjusted Invested
          Amount") for the Due Period with respect to the
          current Distribution Date........................     $750,000,000.00

     d.   The Invested Amount for the Due Period
          with respect to the current Distribution
          Date.............................................     $857,142,857.00

     e.   The Class A Invested  Amount for the Due
          Period with respect to the current
          Distribution Date................................     $750,000,000.00

     f.   The Invested Percentage with respect to
          Finance Charge Receivables (including
          Interchange) and Defaulted Receivables for
          the Series 1999 - X  Certificates for the Due
          Period with respect to the current
          Distribution Date................................               5.374%

     g.   The Invested Percentage with respect to
          Principal Receivables for the Series 1999 - X
          Certificates for the Due Period with respect
          to the current Distribution Date.................               5.374%

     h.   The Class A Floating Percentage for the
          Due Period with respect to the current
          Distribution Date................................               87.50%

     i.   The Class A Principal Percentage for the
          Due Period with respect to the current
          Distribution Date................................               87.50%

     j.   The Collateral Floating Percentage for the
          Due Period with respect to the current
          Distribution Date................................               12.50%

     k.   The Collateral Principal Percentage for the
          Due Period with respect to the current
          Distribution Date................................               12.50%

     3.   Delinquent Balances.
          -------------------

          The aggregate amount of outstanding
          balances in the Accounts which were 30
          or more days delinquent as of the end of
          the Due Period for the current Distribution
          Date.............................................     $858,693,841.20

                                   91 of 106

     4.   Investor Default Amount.
          -----------------------

     a.   The aggregate amount of all Defaulted
          Receivables written off as uncollectible during the Due Period with respect to the current Distribution Date allocable to the Series 1999 - X
          Certificates (the "Investor Default Amount").

          1.   Investor Default Amount..........................   $4,379,754.44

          2.   Recoveries.......................................   $  233,235.53

          3.   Net Default Receivables..........................   $4,146,518.91

     b.   The Class A Investor Default Amount

          1.   Investor Default Amount..........................   $3,832,285.13

          2.   Recoveries.......................................   $  204,081.09

          3.   Net Default Receivables..........................   $3,628,204.04

     c.   The Collateral Investor Default Amount

          1.   Investor Default Amount..........................   $  547,469.31

          2.   Recoveries.......................................   $   29,154.44

          3.    Net Default Receivables.........................   $  518,314.87

     5.   Investor Charge-offs.
          --------------------

     a.   The amount of the Class A Investor
          Charge-Offs per $1,000 interest after
          reimbursement of any such Class A
          Investor Charge-Offs for the Due Period
          with respect to the current Distribution
          Date..................................................   $        0.00

     b.   The amount attributable to Class A Investor
          Charge-Offs, if any, by which the principal balance
          of the Class A Certificates exceeds the
          Class A Adjusted Invested Amount as of the end
          of the day on the Record Date with
          respect to the current Distribution
          Date..................................................
                                                                   $        0.00
     c.   The amount of the Collateral Charge-Offs,
          if any, for the Due Period with
          respect to the current Distribution
          Date..................................................   $        0.00

     6.   Monthly Servicing Fee.
          ---------------------

     a.   The amount of the Monthly Servicing Fee
          payable by the Trust to the Servicer
          with respect to the current Distribution
          Date..................................................   $  535,714.29

                                   92 of 106

     b.   The amount of the Interchange Monthly
          Servicing Fee payable to the Servicer
          with respect to the current Distribution
          Date.............................................     $    892,857.14

     7.   Available Cash Collateral Amount.
          --------------------------------

     a.   The amount, if any, withdrawn
          from the Cash Collateral Account
          for the current Distribution Date
          (the "Withdrawal Amount")........................     $          0.00

     b.   The amount available to be withdrawn from
          the Cash Collateral Account as of the
          end of the day on the current Distribution
          Date, after giving effect to all withdrawals,
          deposits and payments to be made on such
          Distribution Date (the "Available Cash
          Collateral Amount" for the next
          Distribution Date)...............................     $  8,571,429.00

     c.   The amount as computed in 7.b as a
          percentage of the Class A Adjusted Invested
          Amount after giving effect to all reductions
          thereof on the current Distribution
          Date.............................................               1.143%

     8.   Collateral Invested Amount.
          --------------------------

     a.   The Collateral Invested Amount for the
          current Distribution Date........................     $107,142,857.00

     b.   The Collateral Invested Amount after
          giving effect to all withdrawals,
          deposits, and payments on the current
          Distribution Date................................     $107,142,857.00

     9.   Total Enhancement.
          -----------------

     a.   The total Enhancement for the current
          Distribution Date................................     $115,714,286.00

     b.   The total Enhancement after giving ef-
          fect to all withdrawals, deposits and
          payments on the current Distribution
          Date.............................................     $115,714,286.00

                                   93 of 106

C.   The Pool Factor.
     ---------------

          The Pool Factor (which represents the ratio
          of the Class A Adjusted Invested Amount on the last
          day of the month ending on the Record Date
          adjusted for Class A Investor Charge-Offs set
          forth in B.5.a. above and for the distributions
          of principal set forth in A.2 above to the
          Class A Initial Invested Amount).  The amount
          of a Class A Certificateholder's pro rata share
          of the Class A Invested Amount can be determined
          by multiplying the original denomination of the
          holder's Class A Certificate by the Pool
          Factor...........................................        100.00000000%

D.   Principal Funding Account.
     -------------------------

     1.   The Principal Funding Investment Proceeds
          deposited in the Collection Account for the
          current Distribution Date to be treated as
          Class A Available Funds..........................                $0.00

     2.   The Excess Principal Funding Investment
          Proceeds for the current Distribution Date.......                $0.00

     3.   The Principal Funding Account Balance as of
          the end of day on the current Distribution
          Date.............................................                $0.00

     4.   The Deficit Controlled Accumulation Amount
          for the preceding Due Period.....................                $0.00

E.   Reserve Account.
     ---------------

     1.   The Reserve Draw Amount for the current
          Distribution Date................................                $0.00

     2.   The amount on deposit in the Reserve Account
          as of the end of the day on the current
          Distribution Date (the "Available Reserve
          Account Amount" for the next Distribution Date)..                $0.00


                             FCC National Bank,
                             Servicer



                             By     /s/ James A. Harwood
                                   --------------------------------------
                             Title:     Vice President

                                   94 of 106

                                                                     EXHIBIT 28Q



                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT

                               FCC NATIONAL BANK


             __________________________________________________

                         FIRST CHICAGO MASTER TRUST II
                                Series 1999 - Y
                             July 1999 Due Period

             __________________________________________________

          Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1999 - Y Supplement dated as of August 01, 1999 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the September 15, 1999 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below.* Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


A.   Information Regarding the Current Distribution
     ----------------------------------------------
     (Stated on the Basis of $1,000 Original Principal Amount).
     ----------------------------------------------------------

     1.   The total amount of the distribution to
          Class A Certificateholders on
          the Payment Date per $1,000 interest................       $0.901


     2.   The amount of the distribution set forth
          in paragraph 1 above in respect of
          principal on the Class A Certificates,
          per $1,000 interest.................................       $0.000


     3.   The amount of the distribution set forth in
          paragraph 1 above in respect of interest on
          the Class A Certificates,
          per $1,000 interest.................................       $0.901

     * Payment at the September 15, 1999 Distribution Date includes activity from Due Periods ending July and August 1999.


                                  95 of 106

B.   Information Regarding the Performance of the Trust.
     ---------------------------------------------------

     1. Collections of Receivables.
        --------------------------

     a. The aggregate amount of Collections of
        Receivables processed for the Due
        Period with respect to the current
        Distribution Date which were allocated
        in respect of the investor Certificates
        of all Series...................................  $   856,665,058.47

     b. The aggregate amount of Collections of
        Receivables processed for the Due
        Period with respect to the current
        Distribution Date which were allocated
        in respect of the Series 1999 - Y
        Certificates....................................  $     2,462,287.00

     c. The aggregate amount of Collections of
        Receivables processed for the Due
        Period with respect to the current
        Distribution Date which were allocated
        in respect of the Class A Certificates..........  $     2,154,501.13

     d. The amount of Collections of
        Receivables processed for the Due
        Period with respect to the current
        Distribution Date which were allocated
        in respect of Class A Certificates,
        per $1,000 interest.............................  $            3.917

     e. The amount of Excess Spread for the
        Due Period with respect to the current
        Distribution Date...............................  $      1,365,726.4

     f. The amount of Reallocated Principal
        Collections for the Due Period with
        respect to the current Distribution
        Date allocated in respect of the
        Class A Certificates............................  $             0.00

     g. The amount of Excess Finance Charge
        Collections allocated in respect of
        the Series 1999 - Y Certificates, if
        any.............................................  $             0.00

     h. The amount of Excess Principal
        Collections allocated in respect of
        the Series 1999 - Y Certificates, if
        any.............................................  $             0.00


     2. Receivables in Trust.
        --------------------

     a. Aggregate Principal Receivables for
        the Due Period with respect to the
        current Distribution Date (which
        reflects the Principal Receivables
        represented by the Exchangeable
        Seller's Certificate and by the
        investor Certificates of all Series)............  $16,129,621,329.17

                                   96 of 106

     b. The amount of Principal Receivables in
        the Trust represented by the Series
        1999 - Y Certificates (the "Adjusted
        Invested Amount") for the Due Period
        with respect to the current
        Distribution Date.........................   $628,571,429.00

     c. The amount of Principal Receivables in
        the Trust represented by the Class A
        Certificates (the "Class A Adjusted
        Invested Amount") for the Due Period
        with respect to the current
        Distribution Date.........................   $550,000,000.00

     d. The Invested Amount for the Due Period
        with respect to the current
        Distribution Date.........................   $628,571,429.00

     e. The Class A Invested Amount for the
        Due Period with respect to the current
        Distribution Date.........................   $550,000,000.00

     f. The Invested Percentage with respect
        to Finance Charge Receivables
        (including Interchange) and Defaulted
        Receivables for the Series 1999 - Y
        Certificates for the Due Period with
        respect to the current Distribution Date..             3.897%

     g. The Invested Percentage with respect
        to Principal Receivables for the
        Series 1999 - Y Certificates for the
        Due Period with respect to the current
        Distribution Date.........................             3.897%

     h. The Class A Floating Percentage for
        the Due Period with respect to the
        current Distribution Date.................             87.50%

     i. The Class A Principal Percentage for
        the Due Period with respect to the
        current Distribution Date.................             87.50%

     j. The Collateral Floating Percentage for
        the Due Period with respect to the
        current Distribution Date.................             12.50%

     k. The Collateral Principal Percentage
        for the Due Period with respect to the
        current Distribution Date.................             12.50%


     3. Delinquent Balances.
        --------------------

        The aggregate amount of outstanding
        balances in the Accounts which were 30
        or more days delinquent as of the end
        of the Due Period for the current
        Distribution Date.........................   $834,622,329.98

                                   97 of 106

     4. Investor Default Amount.
        ------------------------

     a. The aggregate amount of all Defaulted
        Receivables written off as
        uncollectible during the Due Period
        with respect to the current
        Distribution Date allocable to the
        Series 1999 - Y Certificates (the
        "Investor Default Amount").

        1. Investor Default Amount......................     $686,581.12

        2. Recoveries...................................     $ 98,437.44

        3. Net Default Receivables......................     $588,143.68

     b. The Class A Investor Default Amount

        1. Investor Default Amount......................     $600,758.48

        2. Recoveries...................................     $ 86,132.76

        3. Net Default Receivables......................     $514,625.72

     c. The Collateral Investor Default Amount

        1. Investor Default Amount......................     $ 85,822.64

        2. Recoveries...................................     $ 12,304.68

        3. Net Default Receivables......................     $ 73,517.96


     5. Investor Charge-offs.
        ---------------------

     a. The amount of the Class A Investor
        Charge-Offs per $1,000 interest after
        reimbursement of any such Class A
        Investor Charge-Offs for the Due
        Period with respect to the current
        Distribution Date...............................     $      0.00

     b  The amount attributable to Class A
        Investor Charge-Offs, if any, by which
        the principal balance of the Class A
        Certificates exceeds the Class A
        Adjusted Invested Amount as of the end
        of the day on the Record Date with
        respect to the current Distribution
        Date............................................     $      0.00

     c. The amount of the Collateral Charge-
        Offs, if any, for the Due Period with
        respect to the current Distribution
        Date............................................     $      0.00

     6. Monthly Servicing Fee.
        ----------------------

     a. The amount of the Monthly Servicing
        Fee payable by the Trust to the
        Servicer with respect to the current
        Distribution Date...............................     $      0.00 **


** Amount to be included in September 7, 1999 Payment Date Statement

                             98 of 106

     b. The amount of the Interchange Monthly
        Servicing Fee payable to the Servicer
        with respect to the current
        Distribution Date........................         $         0.00 **

     7. Available Cash Collateral Amount.
        ---------------------------------

     a. The amount, if any, withdrawn from the
        Cash Collateral Account for the
        current Distribution Date (the
        "Withdrawal Amount)......................         $         0.00

     b. The amount available to be withdrawn
        from the Cash Collateral Account as of
        the end of the day on the current
        Distribution Date, after giving effect
        to all withdrawals, deposits and
        payments to be made on such
        Distribution Date (the "Available Cash
        Collateral Amount" for the next
        Distribution Date).......................         $ 6,285,715.00

     c. The amount as computed in 7.b as a
        percentage of the Class A Adjusted
        Invested Amount after giving effect to
        all reductions thereof on the current
        Distribution Date........................                  1.143%

     8. Collateral Invested Amount.
        ---------------------------

     a. The Collateral Invested Amount for the
        current Distribution Date................         $78,571,429.00

     b. The Collateral Invested Amount after
        giving effect to all withdrawals,
        deposits, and payments on the current
        Distribution Date........................         $78,571,429.00

     9. Total Enhancement.
        ------------------

     a. The total Enhancement for the current
        Distribution Date........................         $84,857,144.00

     b. The total Enhancement after giving
        effect to all withdrawals, deposits
        and payments on the current
        Distribution Date........................         $84,857,144.00



** Amount to be included in September 7, 1999 Payment Date Statement

                                   99 of 106

     C. The Pool Factor.
        ---------------

          The Pool Factor (which represents
          the ratio of the Class A Adjusted
          Invested Amount on the last day of
          the month ending on the Record Date
          adjusted for Class A Investor
          Charge-Offs set forth in B.5.a.
          above and for the distributions of
          principal set forth in A.2 above to
          the Class A Initial Invested
          Amount). The amount of a Class A
          Certificateholder's pro rata share
          of the Class A Invested Amount can
          be determined by multiplying the
          original denomination of the
          holder's Class A Certificate by the
          Pool Factor.......................................  100.00000000%

     D.   Principal Funding Account.
          --------------------------

          1.   The Principal Funding
               Investment Proceeds deposited
               in the Collection Account for
               the current Distribution Date
               to be treated as Class A
               Available Funds..............................          $0.00

          2.   The Excess Principal Funding
               Investment Proceeds for the current
               Distribution Date............................          $0.00

          3.   Principal Funding Account Balance as of
               the end of day on the current Distribution
               Date.........................................          $0.00

          4.   The Deficit Controlled Accumulation Amount
               for the preceding Due Period.................          $0.00

     E.    Reserve Account.
           ----------------

          1.   The Reserve Draw Amount for the current
               Distribution Date............................          $0.00

          2.   The amount on deposit in the
               Reserve Account as of the end
               of the day on the current
               Distribution Date (the
               "Available Reserve Amount"
               for the next Distribution Date)..............          $0.00


                            FCC National Bank,
                            Servicer



                             By /s/ James A. Harwood
                                --------------------------
                             Title:  Vice President

                                  100 of 106

                                                                     EXHIBIT 28R

                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT

                               FCC NATIONAL BANK


                  ___________________________________________

                         FIRST CHICAGO MASTER TRUST II
                                Series 1999 - Y
                               September 7, 1999

                  ___________________________________________


     Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1999 - Y Supplement dated as of August 01, 1999 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the September 15, 1999 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


A.   Information Regarding the Current Distribution (Stated on the Basis of
     ----------------------------------------------------------------------
     $1,000 Original Principal Amount).
     ----------------------------------

     1.   The total amount of the distribution to
          Class A Certificateholders on the
          Payment Date per $1,000 interest....................         $4.557

     2.   The amount of the distribution set forth
          in paragraph 1 above in respect of
          principal on the Class A Certificates,
          per $1,000 interest.................................         $0.000

     3.   The amount of the distribution set forth in
          paragraph 1 above in respect of interest on
          the Class A Certificates,
          per $1,000 interest.................................         $4.557

                                  101 of 106

B.   Information Regarding the Performance of the Trust.
     ---------------------------------------------------

     1.   Collections of Receivables.
          ---------------------------

     a.   The aggregate amount of Collections of
          Receivables processed for the Due Period
          with respect to the current Distribution
          Date which were allocated in respect of
          the Investor Certificates of all Series...........  $   870,165,014.43

     b.   The aggregate amount of Collections of
          Receivables processed for the Due Period
          with respect to the current Distribution
          Date which were allocated in respect of
          the Series 1999 - Y Certificates..................  $    11,368,230.82

     c.   The aggregate amount of Collections of
          Receivables processed for the Due
          Period with respect to the current
          Distribution Date which were allocated
          in respect of the Class A Certificates............  $     9,947,201.97

     d.   The amount of Collections of Receivables
          processed for the Due Period with respect
          to the current Distribution Date which were
          allocated in respect of Class A
          Certificates, per $1,000 interest.................  $           18.086

     e.   The amount of Excess Spread for the Due
          Period with respect to the current
          Distribution Date.................................  $     5,776,377.97

     f.   The amount of Reallocated Principal
          Collections for the Due Period with
          respect to the current Distribution
          Date allocated in respect of the
          Class A Certificates..............................  $             0.00

     g.   The amount of Excess Finance Charge
          Collections allocated in respect of the Series
          1999 - Y Certificates, if any.....................  $             0.00

     h.   The amount of Excess Principal Collections
          allocated in respect of the Series 1999-Y
          Certificates, if any..............................  $             0.00

     2.   Receivables in Trust.
          ---------------------

     a.   Aggregate Principal Receivables for the
          Due Period with respect to the current
          Distribution Date (which reflects the
          Principal Receivables represented by the
          Exchangeable Seller's Certificate and by
          the investor Certificates of all
          series)...........................................  $15,948,633,985.51

                                  102 of 106

     b.   The amount of Principal Receivables in
          the Trust represented by the Series
          1999 - Y Certificates (the "Adjusted
          Invested Amount") for the Due Period with
          respect to the current Distribution
          Date.............................................      $628,571,429.00

     c.   The amount of Principal Receivables
          in the Trust represented by the Class A
          Certificates (the "Class A Adjusted
          Invested Amount") for the Due Period with
          respect to the current Distribution
          Date.............................................      $550,000,000.00

     d.   The Invested Amount for the Due Period
          with respect to the current Distribution
          Date.............................................      $628,571,429.00

     e.   The Class A Invested Amount for the Due
          Period with respect to the current
          Distribution Date................................      $550,000,000.00

     f.   The Invested Percentage with respect to
          Finance Charge Receivables (including
          Interchange) and Defaulted Receivables for
          the Series 1999 - Y Certificates for the
          Due Period with respect to the current
          Distribution Date................................               3.941%

     g.   The Invested Percentage with respect to
          Principal Receivables for the Series 1999 - Y
          Certificates for the Due Period with respect
          with respect to the current Distribution
          Date.............................................               3.941%

     h.   The Class A Floating Percentage for the
          Due Period with respect to the current
          Distribution Date................................               87.50%

     i.   The Class A Principal Percentage for the
          Due Period with respect to the current
          Distribution Date................................               87.50%

     j.   The Collateral Floating Percentage for the
          Due Period with respect to the current
          Distribution Date................................               12.50%

     k.   The Collateral Principal Percentage for the
          Due Period with respect to the current
          Distribution Date................................               12.50%

     3.   Delinquent Balances.
          --------------------

          The aggregate amount of outstanding
          balances in the Accounts which were 30
          or more days delinquent as of the end of
          the Due Period for the current
          Distribution Date...............................       $858,693,841.20

                                  103 of 106

     4.   Investor Default Amount.
          -----------------------

     a.   The aggregate amount of all Defaulted
          Receivables written off as uncollectible during the Due Period with respect to the current Distribution Date allocable to the Series 1999 - Y
          Certificates (the "Investor Default Amount").

          1.   Investor Default Amount..........................   $3,211,819.91

          2.   Recoveries.......................................   $  171,039.39

          3.   Net Default Receivables..........................   $3,040,780.52

     b.   The  Class A Investor Default Amount

          1.   Investor Default Amount.........................    $2,810,342.43

          2.   Recoveries......................................    $  149,659.47

          3.   Net Default Receivables.........................    $2,660,682.96

     c.   The  Collateral Investor Default Amount

          1.   Investor Default Amount.........................    $  401,477.48

          2.   Recoveries......................................    $   21,379.92

          3.   Net Default Receivables.........................    $  380,097.56

     5.   Investor Charge-offs.
          ---------------------

     a.   The amount of the Class A Investor
          Charge-Offs per $1,000 interest after
          reimbursement of any such Class A
          Investor Charge-Offs for the Due Period
          with respect to the current Distribution
          Date..................................................   $        0.00

     b.   The amount attributable to Class A Investor
          Charge-Offs, if any, by which the principal
          balance of the Class A Certificates exceeds
          the Class A Adjusted Invested Amount as of
          the end of the day on the Record Date with
          respect to the current Distribution
          Date..................................................   $        0.00


     c.   The amount of the Collateral Charge-Offs,
          if any, for the Due Period with
          respect to the current Distribution
          Date..................................................   $        0.00

     6.   Monthly Servicing Fee.
          ----------------------

     a.   The amount of the Monthly Servicing Fee
          payable by the Trust to the Servicer
          with respect to the current Distribution
          Date..................................................   $  275,000.00

                                  104 of 106

       b. The amount of the Interchange Monthly
          Servicing Fee payable to the Servicer
          with respect to the current Distribution
          Date).................................................    $458,333.34

       7. Available Cash Collateral Amount.
          --------------------------------

       a. The amount, if any, withdrawn
          from the Cash Collateral Account
          for the current Distribution Date
          (the "Withdrawal Amount)..............................          $0.00

       b. The amount available to be withdrawn from
          the Cash Collateral Account as of the
          end of the day on the current Distribution
          Date, after giving effect to all with-drawals,
          deposits and payments to be made on such
          Distribution Date (the "Available Cash
          Collateral Amount" for the next Distirbution
          Date..................................................  $6,285,715.00

       c. The amount as computed in 7.b as a
          percentage of the Class A Adjusted Invested
          Amount after giving effect to all
          reductions thereof on the current Distribution
          Date..................................................          1.143%

       8. Collateral Invested Amount.
          --------------------------

       a. The Collateral Invested Amount for the
          current Distribution Date............................. $78,571,429.00

       b. The Collateral Invested Amount after
          giving effect to all withdrawals,
          deposits, and payments on the current
          Distribution Date).................................... $78,571,429.00

       9. Total Enhancement.
          -----------------

       a. The total Enhancement for the current
          Distribution Date..................................... $84,857,144.00

       b. The total Enhancement after giving
          effect to all withdrawals, deposits and
          payments on the current Distribution
          Date.................................................. $84,857,144.00

                                  105 of 106

C.   The Pool Factor.
     ----------------

          The Pool Factor (which represents the
          ratio of the Class A Adjusted Invested
          Amount on the last day of the month ending
          on the Record Date adjusted for Class A
          Investor Charge-Offs set forth in B.5.a.
          above and for the distributions of
          principal set forth in A.2 above to the
          Class A Initial Invested Amount). The amount
          of a Class A Certificateholder's pro rata share
          of the Class A Invested Amount can be determined
          by multiplying the original denomination of the
          holder's Class A Certificate by the Pool
          Factor................................................   100.00000000%

D.   Principal Funding Account.
     --------------------------

     1.   The Principal Funding Investment Proceeds
          deposited in the Collection Account for the
          current Distribution Date to be treated as
          Class A Available Funds...............................          $0.00

     2.   The Excess Principal Funding Investment
          Proceeds for the current Distibution Date.............          $0.00

     3.   The Principal Funding Account Balance as of
          the end of day on the current Distribution
          Date..................................................          $0.00

     4.   The Deficit Controlled Accumulation Amount
          for the preceding Due Period..........................          $0.00


E.   Reserve Account.
     ----------------

     1.   The Reserve Draw Amount for the current
          Distribution Date.....................................          $0.00

     2.   The amount on deposit in the Reserve Account
          as of the end of the day on the current
          Distribution Date (the "Available Reserve
          Account Amount" for the next Distribution
          Date).................................................          $0.00


                             FCC National Bank,
                             Servicer



                             By /s/ James A. Harwood
                               -----------------------------------
                             Title:    Vice President


                                  106 of 106